[FRONT COVER]


April 30, 1997


PHOENIX
FUNDS

SEMIANNUAL REPORT

           Phoenix Series Fund

[triangle] BALANCED FUND SERIES
[triangle] CONVERTIBLE FUND SERIES
[triangle] GROWTH FUND SERIES
[triangle] AGGRESSIVE GROWTH FUND SERIES
[triangle] HIGH YIELD FUND SERIES
[triangle] U.S. GOVERNMENT SECURITIES FUND SERIES
[triangle] MONEY MARKET FUND SERIES

[LOGO] PHOENIX
       DUFF & PHELPS

                              Table of Contents

                                                   Page

Equity Funds
  The Balanced Fund Series                           2
  The Convertible Fund Series                       11
  The Growth Fund Series                            18
  The Aggressive Growth Fund Series                 25
Fixed Income Funds
  The High Yield Fund Series                        31
  The U.S. Government Securities Fund Series        38
The Money Market Fund Series                        43
Notes to Financial Statements                       49
Fund Features and General Information               52

Chairman's
Message

Dear Shareholder:

  We are pleased to provide this consolidated report for the Phoenix Series Fund for the six months ended April 30, 1997. This has been a particularly volatile period for both the stock and bond markets, and we realize that these dramatic up and down movements may have caused you some concern. Perhaps the best way to deal with market fluctuations is to keep in mind a few "basics of investing."

  Remain focused on your long-term investment strategy. Redeeming an investment when the market drops or a fund's share price falls can work against you over time. You could miss out on opportunities for your investment to grow when the market or the fund's share price begins to move up. And over time, that could make a big difference in how successful you are in achieving your financial goals. Of course, past performance is not a guarantee of future results. However, it is worth remembering that since 1940 the stock market has finished every decade at a higher level than where it began.

  Diversify your portfolio. Spreading your investments among equity, bond and money market funds helps reduce risk. If one type of investment doesn't perform well over a certain time period, it may be offset by the good results of another investment.

  Take advantage of dollar-cost averaging. You can make market fluctuations work to your advantage by investing a set amount of money at regular intervals. This is called dollar-cost averaging, and it means that when prices are low you will be buying more shares and when prices are high, you'll buy fewer. You should note that periodic investment plans don't assure a profit or protect against a loss in declining markets. This type of plan involves continuous investments in securities regardless of fluctuating price levels. You should also consider your financial ability to continue purchases through periods of low price levels.

  Our mission is to help you achieve your long-term financial goals. We will continue to manage your fund as we have in the past, providing professionally managed, carefully constructed portfolios. On behalf of the Phoenix Funds, I want to thank you for investing with us. We look forward to continuing to serve your investment needs.

Sincerely,

/s/ Philip R. McLoughlin

Philip R. McLoughlin
President and Chairman
Phoenix Series Fund

PHOENIX BALANCED FUND SERIES

INVESTOR PROFILE

  Phoenix Balanced Fund is designed for investors seeking to supplement current income while maintaining the potential for future growth and conservation of capital.

INVESTMENT ADVISER'S REPORT

  For the six months ended April 30, 1997, Phoenix Balanced Fund Class A shares provided a total return of 5.38% and Class B shares earned 4.98%. Despite these solid gains, the Fund trailed its composite benchmark, which returned 8.90%. The benchmark is based on the performance of the following composite: 55% S&P 500 Stock Index, 35% Lehman Brothers Aggregate Bond Index and 10% 90-day Treasury bills. All of these figures assume reinvestment of dividends and exclude the effect of sales charges.

  In the face of increased market volatility, blue-chip stocks continued to produce strong returns and have significantly outdistanced their mid- and small-cap counterparts. The bond market provided somewhat disappointing results as signs of a stronger economy and the Fed's recent rate hike turned investors increasingly more negative.

  During this reporting period, the Fund benefited from strong stock selection in the financial services and consumer staples groups as well as strong relative performance from the fixed-income segment of the portfolio. Individual stocks which produced good gains for the Fund over this reporting period included CVS, Johnson & Johnson, Conseco and Procter & Gamble. The portfolio's equity exposure in the technology and energy sectors was the primary cause of the Fund's underperformance, but we continue to believe the long-term fundamental outlook for these sectors is positive.

OUTLOOK

  Looking ahead, we expect a slower domestic economy in the second half of the year and continued market leadership from blue-chip growth stocks. Although many of these stocks have had a strong run-up, we believe there is still significant upside potential as investors remain focused on liquidity and earnings stability. The Fund continues to take a thematic approach to identifying companies with above-average growth potential. Our current emphasis is on large-cap stocks within the 21st Century Medicine, Deregulating Financial Services and Energy Technology themes.

  The fixed-income portion is well-diversified in a number of traditional and non-traditional sectors of the bond market. The average credit quality remains AA, and the Fund's duration is approximately 6.3 years. As of April 30, the Fund was 57% invested in equities, 31% fixed-income and 12% cash equivalents.

Phoenix Balanced Fund Series
--------------------------------------------------------------------------------
                        INVESTMENTS AT APRIL 30, 1997
                                 (Unaudited)

                                                                       STANDARD      PAR
                                                                       & POOR'S     VALUE
                                                                        RATING      (000)         VALUE
                                                                       --------- ----------- ---------------
U.S. GOVERNMENT AND AGENCY SECURITIES--14.8%
U.S. Treasury Bonds--4.5%
 U.S. Treasury Strip P.O., 0%, '22                                      AAA       $200,000    $ 33,252,000
                                                                                              --------------
U.S. Treasury Notes--6.0%
 U.S. Treasury Notes 6.875%, '00                                        AAA         61,000      61,706,380
 U.S. Treasury Notes 6.625%, '02                                        AAA         40,000      40,087,480
 U.S. Treasury Notes 6.50%, '06                                         AAA         44,005      43,245,474
                                                                                              --------------
                                                                                               145,039,334
                                                                                              --------------
Agency Mortgage-Backed Securities--4.3%
 GNMA 6.50%, '23-'26                                                    AAA         79,134      74,809,384
                                                                                              --------------
TOTAL U.S. GOVERNMENT AND AGENCY SECURITIES
 (Identified cost $256,689,250)                                                                253,100,718
                                                                                              --------------
NON-CONVERTIBLE BONDS--7.5%
Asset-Backed Securities--1.5%
 Airplanes Pass Through Trust 1D 10.875%, '19                           BB           2,050       2,266,398
 Fleetwood Credit Corp. 96-B, Class A 6.90%, '12                        AAA          3,607       3,609,921
 Green Tree Financial Corp. 96-4, A6 7.40%, '27                         AAA          4,500       4,469,062
 Green Tree Financial Corp. 96-2, M1 7.60%, '27                         AA-          9,150       9,098,531
 Green Tree Financial Corp. 96-4, M1 7.75%, '27                         AA-          3,475       3,537,984
 TLFC Equipment Lease Trust 96-1, A 5.98%, '02                          AAA          2,464       2,450,149
                                                                                              --------------
                                                                                                25,432,045
                                                                                              --------------
Non-Agency Mortgage-Backed Securities--5.7%
 CS First Boston Mortgage 95-AE, B 7.182%, '27                          AA           6,260       6,170,012
 Chase Commerical Mortgage Securities Corp. 96-2, A1 6.70%, '03         AAA          1,063       1,047,799
 DLJ Mortgage Acceptance Corp. 96-CF1, A1B 144A 7.58%, '28 (c)          AAA          4,975       5,069,836
 G.E. Capital Mortgage Service 96-8, M 7.25%, '26                       AA           5,158       4,985,457
 Nationslink Funding Corp. 96-1, B 7.69%, '05                           AA           5,907       5,999,278
 Prudential Home Mortgage Securities 93-L, 2B3 144A 6.641%, '23 (c)     A(d)         5,000       4,704,688
 Residential Asset Securitization Trust 96-A8, A1 8%, '26               AAA          3,902       3,935,218
 Residential Funding Mortgage 96-S8, A-4 6.75%, '11                     AAA          2,730       2,642,591
 Residential Funding Mortgage 96-S1, A11 7.10%, '26                     AAA          7,000       6,727,656
 Residential Funding Mortgage 96-S4, M1 7.25%, '26                      AA        $  5,665    $  5,459,848
 Resolution Trust Corp. 93-C1, B 8.75%, '24                             AA(d)        5,675       5,666,133
 Resolution Trust Corp. 95-C2, B 6.80%, '27                             AA(d)       14,088      13,568,945
 Resolution Trust Corp. 95-2, M2 7.009%, '29                            AA(d)        4,502       4,457,323
 Securitized Asset Sales 93-J, 2B 6.808%, '23                           A(d)         7,282       6,760,475
 Structured Asset Securities Corp. 93-C1, B 6.60%, '24                  A+           4,415       4,219,432
 Structured Asset Securities Corp. 95-C1, C 7.375%, '24                 A           10,151      10,116,106
 Structured Asset Securities Corp. 95-C4, B 7%, '26                     AA           5,000       4,939,062
                                                                                              --------------
                                                                                                96,469,859
                                                                                              --------------
Paper & Forest Products--0.2%
 Buckeye Cellulose Corp. 9.25%, '08                                     BB-          4,185       4,258,237
                                                                                              --------------
Truckers & Marine--0.1%
 Teekay Shipping Corp. 8.32%, '08                                       BB           1,675       1,641,500
                                                                                              --------------
TOTAL NON-CONVERTIBLE BONDS
 (Identified cost $128,434,417)                                                                127,801,641
                                                                                              --------------
FOREIGN GOVERNMENT SECURITIES--3.6%
Argentina--0.8%
 Republic of Argentina Discount L-GL Euro 6.375%, '23 (f)               BB           8,000       6,620,000
 Republic of Argentina Global Bond 11.375%, '17                         BB             800         849,800
 Republic of Argentina Par L-GP 5.25%, '23 (f)                          BB           9,750       6,361,875
                                                                                              --------------
                                                                                                13,831,675
                                                                                              --------------
Brazil--0.6%
 Republic of Brazil Discount Series Z-L Euro 6.875%, '24 (f)            BB           6,500       5,236,563
 Republic of Brazil Par Z-L Euro 5%, '24 (f)                            B(d)         6,600       4,215,750
                                                                                              --------------
                                                                                                 9,452,313
                                                                                              --------------
Colombia--0.8%
 Republic of Colombia 7.25%, '03                                        BBB-         8,950       8,435,375
 Republic of Colombia Euro 9%, '97                                      BBB-         5,000       5,001,050
                                                                                              --------------
                                                                                                13,436,425
                                                                                              --------------

                      See Notes to Financial Statements

                                                                               3

Mexico--0.8%
 United Mexican States 144A 7.625%, '01 (c) (f)                         Baa(d)     $ 4,235     $ 4,290,055
 United Mexican States Discount B Euro 6.375%, '19 (e) (f)              BB           8,500       7,533,125
 United Mexican States Series B Euro 6.25%, '19 (e)                     BB           3,500       2,544,062
                                                                                              --------------
                                                                                                14,367,242
                                                                                              --------------
Venezuela--0.6%
 Republic of Venezuela Discount 6.813%, '20 (e) (f)                     Ba(d)        6,500       5,350,313
 Republic of Venezuela Par 6.75%, '20 (e)                               Ba(d)        7,200       5,224,500
                                                                                              --------------
                                                                                                10,574,813
                                                                                              --------------
TOTAL FOREIGN GOVERNMENT SECURITIES
 (Identified cost $58,736,669)                                                                  61,662,468
                                                                                              --------------
FOREIGN NON-CONVERTIBLE BONDS--0.6%
Chile--0.2%
 Petropower I Funding Trust 144A 7.36%, '14 (Utility-Gas) (c)           BBB          2,900       2,724,115
                                                                                              --------------
Indonesia--0.2%
 Asia Pulp & Paper Co. Yankee 11.75%, '05 (Paper & Forest Products)     BB           3,545       3,744,406
                                                                                              --------------
Netherlands--0.2%
 Astra Overseas Financial 144A 8.75%, '03 (Diversified Financial
  Services) (c)                                                         NR           4,100       4,141,000
                                                                                              --------------
TOTAL FOREIGN NON-CONVERTIBLE BONDS
 (Identified cost $10,486,635)                                                                  10,609,521
                                                                                              --------------
MUNICIPAL BONDS--2.6%
California--1.7%
 Kern County Pension Obligation Taxable 7.26%, '14                      AAA          6,830       6,565,064
 Long Beach Pension Obligation Taxable 6.87%, '06                       AAA          3,090       3,029,869
 Orange County Pension Series A Taxable 7.62%, '08                      AAA          9,545       9,678,725
 San Bernardino County Obligation Revenue Taxable 6.87%, '08            AAA          1,480       1,432,226
 San Bernardino County Obligation Revenue Taxable 6.94%, '09            AAA          4,035       3,914,353
 Ventura County Pension Taxable 6.58%, '06                              AAA          3,560       3,422,406
                                                                                              --------------
                                                                                                28,042,643
                                                                                              --------------
Florida--0.8%
 Miami Beach Special Obligation Taxable 8.60%, '21                      AAA        $11,675     $12,485,712
 University of Miami Exchange Revenue Taxable A 7.65%, '20              AAA          1,940       1,897,999
                                                                                              --------------
                                                                                                14,383,711
                                                                                              --------------
Virginia--0.1%
 Newport News Taxable Series B 7.05%, '25                               AA-          1,500       1,358,145
                                                                                              --------------
TOTAL MUNICIPAL BONDS
 (Identified cost $44,833,620)                                                                  43,784,499
                                                                                              --------------
CONVERTIBLE BONDS--0.6%
Retail--0.6%
 Staples, Inc. Sub. Cv. 144A 4.50%, '00 (c)                             B+          10,000      10,337,500
                                                                                              --------------
TOTAL CONVERTIBLE BONDS
 (Identified cost $10,000,000)                                                                  10,337,500
                                                                                              --------------

                                                                        SHARES
                                                                       ---------
PREFERRED STOCKS--1.5%
REITS--1.5%
 Home Ownership Funding 2, Step-down Pfd. 144A 13.338% (c)              20,000     19,599,520
 Marquette Real Estate Fund, Step-down Pfd. 144A 13.701% (c)             6,000      5,902,560
                                                                                  --------------
                                                                                   25,502,080
                                                                                  --------------
TOTAL PREFERRED STOCKS
 (Identified cost $25,931,877)                                                     25,502,080
                                                                                  --------------
COMMON STOCKS--55.7%
Aerospace & Defense--1.3%
 Boeing Co.                                                             83,600      8,245,050
 Sundstrand Corp.                                                       92,100      4,489,875
 United Technologies Corp.                                             113,400      8,575,875
                                                                                  --------------
                                                                                   21,310,800
                                                                                  --------------
Banks--2.1%
 Citicorp                                                               90,400     10,181,300
 Mellon Bank Corp.                                                     144,400     12,003,250
 Nationsbank Corp.                                                     236,400     14,272,650
                                                                                  --------------
                                                                                   36,457,200
                                                                                  --------------
Beverages--1.4%
 Anheuser-Busch Co., Inc.                                               57,800      2,478,175
 PepsiCo, Inc.                                                         629,400     21,950,325
                                                                                  --------------
                                                                                   24,428,500
                                                                                  --------------
Chemical--1.5%
 Du Pont (E.I.) de Nemours & Co.                                       160,000     16,980,000
 Monsanto Co.                                                           88,000      3,762,000
 Philip Environmental, Inc. (b)                                        343,100      5,403,825
                                                                                  --------------
                                                                                   26,145,825
                                                                                  --------------

                       See Notes to Financial Statements

                                                                        SHARES         VALUE
                                                                       ---------  ---------------
Chemical--Specialty--0.2%
 Praxair, Inc.                                                           75,000     $ 3,871,875
                                                                                   --------------
Computer Software & Services--3.1%
 Adobe Systems, Inc.                                                     78,100       3,055,662
 HBO & Co.                                                              166,900       8,929,150
 Microsoft Corp. (b)                                                    338,800      41,164,200
                                                                                   --------------
                                                                                     53,149,012
                                                                                   --------------
Conglomerates--1.2%
 Thermo Electron Corp. (b)                                               84,200       2,904,900
 Tyco International Ltd.                                                297,900      18,171,900
                                                                                   --------------
                                                                                     21,076,800
                                                                                   --------------
Cosmetics & Soaps--2.6%
 Colgate Palmolive Co.                                                   94,800      10,522,800
 Gillette Co.                                                           202,300      17,195,500
 Procter & Gamble Co.                                                   133,500      16,787,625
                                                                                   --------------
                                                                                     44,505,925
                                                                                   --------------
Diversified Financial Services--2.1%
 Conseco, Inc.                                                          210,500       8,709,437
 Franklin Resources, Inc.                                               154,800       9,152,550
 MBNA Corp.                                                             277,100       9,144,300
 T. Rowe Price Associates                                               207,400       9,592,250
                                                                                   --------------
                                                                                     36,598,537
                                                                                   --------------
Electrical Equipment--1.6%
 General Electric Co.                                                   165,600      18,360,900
 Honeywell, Inc.                                                        119,800       8,460,875
                                                                                   --------------
                                                                                     26,821,775
                                                                                   --------------
Electronics--3.6%
 3Com Corp. (b)                                                         141,200       4,094,800
 Altera Corp. (b)                                                        70,500       3,494,156
 Intel Corp.                                                            137,300      21,024,062
 Micron Technology, Inc.                                                166,500       5,869,125
 PairGain Technologies, Inc. (b)                                        136,100       3,538,600
 Perkin Elmer Corp.                                                     245,500      17,829,438
 Texas Instruments, Inc.                                                 59,800       5,337,150
                                                                                   --------------
                                                                                     61,187,331
                                                                                   --------------
Entertainment, Leisure & Gaming--0.6%
 Time Warner, Inc.                                                       37,800       1,701,000
 Walt Disney Co.                                                        103,900       8,519,800
                                                                                   --------------
                                                                                     10,220,800
                                                                                   --------------
Healthcare--Diversified--1.1%
 Bristol-Myers Squibb Co.                                               273,900      17,940,450
                                                                                   --------------
Healthcare--Drugs--4.0%
 Amgen, Inc. (b)                                                        205,775      12,115,003
 Eli Lilly & Co.                                                         70,400       6,186,400
 Merck & Co., Inc.                                                      343,900      31,122,950
 Pfizer, Inc.                                                           191,200      18,355,200
                                                                                   --------------
                                                                                     67,779,553
                                                                                   --------------
Hospital Management & Services--0.8%
 Columbia/HCA Healthcare Corp.                                          381,550      13,354,250
                                                                                   --------------
Insurance--2.8%
 Allstate Corp.                                                         215,800      14,134,900
 ITT Hartford Group, Inc.                                               203,000      15,123,500
 St. Paul Companies, Inc.                                                51,900     $ 3,477,300
 SunAmerica, Inc.                                                       314,700      14,476,200
                                                                                   --------------
                                                                                     47,211,900
                                                                                   --------------
Machinery--0.7%
 Deere & Co.                                                            264,200      12,153,200
                                                                                   --------------
Medical Products & Supplies--4.1%
 Abbott Laboratories                                                    200,000      12,200,000
 Baxter International, Inc.                                             378,400      18,115,900
 Boston Scientific Corp. (b)                                            250,000      12,062,500
 Cardinal Health, Inc. (b)                                              175,800       9,361,350
 Johnson & Johnson                                                      307,400      18,828,250
                                                                                   --------------
                                                                                     70,568,000
                                                                                   --------------
Natural Gas--1.0%
 Anadarko Petroleum Corp.                                               102,000       5,597,250
 Apache Corp.                                                           155,200       5,276,800
 Columbia Gas System, Inc.                                               88,600       5,482,125
                                                                                   --------------
                                                                                     16,356,175
                                                                                   --------------
Office & Business Equipment--1.1%
 International Business Machines Corp.                                   75,600      12,152,700
 Sun Microsystems, Inc. (b)                                             245,400       7,070,588
                                                                                   --------------
                                                                                     19,223,288
                                                                                   --------------
Oil--2.8%
 Amoco Corp.                                                            100,000       8,362,500
 Exxon Corp.                                                            681,500      38,589,938
                                                                                   --------------
                                                                                     46,952,438
                                                                                   --------------
Oil Service & Equipment--3.3%
 Baker Hughes, Inc.                                                     301,900      10,415,550
 ENSCO International, Inc. (b)                                          172,400       8,189,000
 Halliburton Co.                                                        219,500      15,502,188
 Schlumberger Ltd.                                                       79,400       8,793,550
 Tidewater, Inc.                                                        148,800       5,970,600
 Transocean Offshore, Inc.                                              109,600       6,644,500
                                                                                   --------------
                                                                                     55,515,388
                                                                                   --------------
Paper & Forest Products--0.7%
 Kimberly Clark Corp.                                                   237,700      12,182,125
                                                                                   --------------
Pollution Control--0.8%
 Republic Industries, Inc. (b)                                          133,000       3,300,062
 U.S. Filter Corp. (b)                                                  345,900      10,506,712
                                                                                   --------------
                                                                                     13,806,774
                                                                                   --------------
Professional Services--1.2%
 Corrections Corporation of America (b)                                  49,200       1,605,150
 HFS, Inc. (b)                                                          305,850      18,121,613
                                                                                   --------------
                                                                                     19,726,763
                                                                                   --------------
Publishing, Broadcasting, Printing & Cable--1.2%
 Gannett Co., Inc.                                                       98,800       8,620,300
 New York Times Co. Class A                                             281,900      12,192,175
                                                                                   --------------
                                                                                     20,812,475
                                                                                   --------------
REITS--0.5%
 Crescent Real Estate Equities Trust                                    208,750       5,479,688
 Redwood Trust, Inc.                                                     69,600       3,271,200
                                                                                   --------------
                                                                                      8,750,888
                                                                                   --------------

                       See Notes to Financial Statements

                                                                               5

Retail--3.4%
 Borders Group, Inc. (b)                                                207,500   $    4,409,375
 CVS Corp.                                                              186,100        9,235,212
 Home Depot, Inc.                                                       291,700       16,918,600
 Lowe's Companies, Inc.                                                 223,400        8,489,200
 Staples, Inc. (b)                                                      572,800       10,310,400
 Wal-Mart Stores, Inc.                                                  303,700        8,579,525
                                                                                   --------------
                                                                                      57,942,312
                                                                                   --------------
Retail-Food--1.1%
 Quality Food Centers, Inc. (b)                                         100,000        4,012,500
 Safeway, Inc. (b)                                                      344,200       15,359,925
                                                                                   --------------
                                                                                      19,372,425
                                                                                   --------------
Telecommunications Equipment--2.4%
 Ascend Communications, Inc. (b)                                        283,500       12,970,125
 Cisco Systems, Inc. (b)                                                327,150       16,930,012
 Lucent Technologies, Inc.                                              184,200       10,890,825
                                                                                   --------------
                                                                                      40,790,962
                                                                                   --------------
Textile & Apparel--0.9%
 Nike, Inc. Class B                                                     269,650       15,167,813
                                                                                   --------------
Utility-Telephone--0.5%
 Ameritech Corp.                                                         65,000        3,973,125
 Bell Atlantic Corp.                                                     60,000        4,065,000
                                                                                   --------------
                                                                                       8,038,125
                                                                                   --------------
TOTAL COMMON STOCKS
 (Identified cost $910,613,945)                                                      949,419,684
                                                                                   --------------
FOREIGN COMMON STOCKS--0.7%
Electronics--0.1%
 Philips Electronics NV ADR NY Registered (Netherlands)                  36,100        1,931,350
                                                                                   --------------
Oil--0.6%
 Royal Dutch Petroleum Co. ADR NY Registered (Netherlands)               57,400       10,346,350
                                                                                   --------------
TOTAL FOREIGN COMMON STOCKS
 (Identified cost $11,142,134)                                                        12,277,700
                                                                                   --------------
TOTAL LONG-TERM INVESTMENTS--87.6%
 (Identified cost $1,456,868,547)                                                  1,494,495,811
                                                                                   --------------

                                                                       STANDARD    PAR
                                                                       & POOR'S   VALUE
                                                                        RATING    (000)        VALUE
                                                                       --------- --------  ---------------
SHORT-TERM OBLIGATIONS--14.6%
Commercial Paper--12.1%
 Potomac Electric Power Co. 5.50%, 5-1-97                              A-1       $ 2,100      2,100,000
 Exxon Imperial U.S., Inc. 5.47%, 5-2-97                               A-1+        2,110      2,109,679
 Exxon Imperial U.S., Inc. 5.55%, 5-2-97                               A-1+       15,415     15,412,624
 Du Pont (E.I.) de Nemours & Co. 5.28%, 5-5-97                         A-1+        2,880      2,878,310
 Du Pont (E.I.) de Nemours & Co. 5.43%, 5-5-97                         A-1+        1,700      1,698,974
 Southwestern Bell Telephone Co. 5.47%, 5-5-97                         A-1+        9,620      9,614,153
 AlliedSignal, Inc. 5.49%, 5-6-97                                      A-1       $ 1,620    $ 1,618,765
 Bellsouth Telecommunications, Inc. 5.50%, 5-7-97                      A-1+        6,120      6,114,390
 Du Pont (E.I.) de Nemours & Co. 5.50%, 5-7-97                         A-1+        9,620      9,611,182
 Procter & Gamble Co. 5.45%, 5-8-97                                    A-1+        6,980      6,972,603
 AlliedSignal, Inc. 5.49%, 5-9-97                                      A-1         3,890      3,885,254
 Amoco Co. 5.45%, 5-9-97                                               A-1+          655        654,207
 Cargill, Inc. 5.45%, 5-9-97                                           A-1+       10,000      9,987,889
 Corporate Asset Funding Co., Inc. 5.53%, 5-9-97                       A-1+        2,745      2,741,627
 Greenwich Funding Corp. 5.52%, 5-12-97                                A-1+          800        798,651
 CXC, Inc. 5.35%, 5-15-97                                              A-1+        2,700      2,693,918
 Enterprise Funding Corp. 5.52%, 5-16-97                               A-1+        6,043      6,029,101
 Coca-Cola Co. 5.45%, 5-19-97                                          A-1+       10,000      9,972,750
 Pitney Bowes Credit Corp. 5.35%, 5-19-97                              A-1+        1,615      1,610,397
 Abbott Laboratories 5.43%, 5-21-97                                    A-1+        6,895      6,874,200
 Preferred Receivables Funding Corp. 5.52%, 5-21-97                    A-1         5,000      4,984,667
 Kellogg Co. 5.45%, 5-23-97                                            A-1+        4,665      4,649,463
 Pitney Bowes Credit Corp. 5.55%, 5-23-97                              A-1+        3,400      3,388,468
 Exxon Imperial U.S., Inc. 5.48%, 5-27-97                              A-1+       10,000      9,960,422
 AlliedSignal, Inc. 5.52%, 5-28-97                                     A-1        10,000      9,958,600
 Minnesota Mining & Manufacturing Co. 5.50%, 5-29-97                   A-1+        4,850      4,829,253
 Corporate Receivables Corp. 5.56%, 6-2-97                             A-1         5,000      4,975,289
 CXC, Inc. 5.34%, 6-3-97                                               A-1+        3,000      2,984,248
 Potomac Electric Power Co. 5.53%, 6-3-97                              A-1         7,550      7,511,728
 Corporate Receivables Corp. 5.55%, 6-5-97                             A-1         8,000      7,956,833
 General RE Corp. 5.55%, 6-9-97                                        A-1+        5,250      5,218,434
 Receivables Capital Corp. 5.58%, 6-9-97                               A-1+        8,000      7,951,640
 Preferred Receivables Funding Corp. 5.34%, 6-11-97                    A-1+        5,000      4,966,916
 Preferred Receivables Funding Corp. 5.32%, 6-16-97                    A-1+        3,500      3,474,273
 Corporate Asset Funding Co., Inc. 5.57%, 6-18-97                      A-1+        3,280      3,255,641
 Beta Finance, Inc. 5.62%, 7-17-97                                     A-1+        5,000      4,939,550

                       See Notes to Financial Statements

6

Commercial Paper--continued
 Schering Corp. 5.61%, 8-19-97                                         A-1+      $ 7,210     $ 7,083,970
 Pitney Bowes Credit Corp. 5.67%, 9-15-97                              A-1+        5,000       4,891,350
                                                                                            --------------
                                                                                             206,359,419
                                                                                            --------------

Federal Agency Securities--2.5%
 Federal Home Loan Mortgage Corp. 5.42%, 5-13-97                                   9,385       9,368,044
 Federal Farm Credit Bank 5.39%, 5-15-97                                           1,915       1,910,986
 Federal Home Loan Banks 5.35%, 5-15-97                                           10,660      10,637,821
 Federal National Mortgage Assoc. 5.28%, 6-5-97                                    5,390       5,360,258

                                                                              PAR
                                                                             VALUE
                                                                             (000)         VALUE
                                                                            --------  -----------------
Federal Agency Securities--continued
 Federal Farm Credit Bank 5.73%, 11-3-97 (f)                                $ 5,000    $    5,006,800
 Federal Home Loan Banks 5.86%, 3-17-98                                      10,000         9,994,100
                                                                                       ----------------
                                                                                           42,278,009
                                                                                       ----------------
TOTAL SHORT-TERM OBLIGATIONS
 (Identified cost $248,647,578)                                                           248,637,428
                                                                                       ----------------
TOTAL INVESTMENTS--102.2%
 (Identified cost $1,705,516,125)                                                       1,743,133,239(a)
 Cash and receivables, less liabilities--(2.2%)                                           (36,901,574)
                                                                                       ----------------
NET ASSETS--100.0%                                                                     $1,706,231,665
                                                                                       ================


(a) Federal Income Tax Information: Net unrealized appreciation of investment securities is comprised of gross appreciation of $76,555,149 and gross depreciation of $40,435,497 for income tax purposes. At April 30, 1997, the aggregate cost of securities for federal income tax purposes was $1,707,013,587.
(b) Non-income producing.
(c) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At April 30, 1997, these securities amounted to a value of $56,769,274 or 3.3% of net assets.
(d) As rated by Moody's, Fitch or Duff and Phelps.
(e) Rights incorporated as a unit.
(f) Variable or step coupon security; interest rate shown reflects the rate currently in effect.

                      See Notes to Financial Statements

                     STATEMENT OF ASSETS AND LIABILITIES
                                APRIL 30, 1997
                                 (Unaudited)

Assets
Investment securities at value
  (Identified cost $1,705,516,125)                           $1,743,133,239
Short-term investments held as collateral for loaned
  securities                                                     25,177,071
Cash                                                                181,400
Receivables
 Investment securities sold                                      25,187,671
 Dividends and interest                                           5,039,399
 Fund shares sold                                                   173,813
                                                              --------------
  Total assets                                                1,798,892,593
                                                              --------------

Liabilities
Payables
 Investment securities purchased                                 62,636,725
 Collateral on securities loaned                                 25,177,071
 Fund shares repurchased                                          2,821,729
 Investment advisory fee                                            729,618
 Transfer agent fee                                                 613,063
 Distribution fee                                                   360,637
 Financial agent fee                                                 31,094
 Trustees' fee                                                        5,017
Accrued expenses                                                    285,974
                                                              --------------
  Total liabilities                                              92,660,928
                                                              --------------
Net Assets                                                   $1,706,231,665
                                                              ==============

Net Assets Consist of:
Capital paid in on shares of beneficial interest             $1,506,496,127
Undistributed net investment income                               2,901,152
Accumulated net realized gain                                   159,217,272
Net unrealized appreciation                                      37,617,114
                                                              --------------
Net Assets                                                   $1,706,231,665
                                                              ==============
Class A
Shares of beneficial interest outstanding, $1 par value,
  unlimited authorization (Net Assets $1,678,974,767)           102,747,686

Net asset value per share                                            $16.34
Offering price per share
 $16.34/(1-4.75%)                                                    $17.15

Class B
Shares of beneficial interest outstanding, $1 par value,
  unlimited authorization (Net Assets $27,256,898)                1,670,283

Net asset value and offering price per share                         $16.32


                           STATEMENT OF OPERATIONS
                       SIX MONTHS ENDED APRIL 30, 1997
                                 (Unaudited)

Investment Income
Interest                                                     $ 27,312,008
Dividends                                                       5,731,233
Security lending                                                  470,136
                                                             --------------
   Total investment income                                     33,513,377
                                                             --------------

Expenses
Investment advisory fee                                         4,780,607
Distribution fee--Class A                                       2,232,742
Distribution fee--Class B                                         134,353
Financial agent fee                                               225,571
Transfer agent                                                  1,541,532
Printing                                                          204,081
Custodian                                                          77,693
Professional                                                       28,194
Registration                                                       21,431
Trustees                                                           10,253
Miscellaneous                                                      16,805
                                                             --------------
   Total expenses                                               9,273,262
                                                             --------------
Net investment income                                          24,240,115
                                                             --------------

Net Realized and Unrealized Gain (Loss) on Investments
Net realized gain on securities                               161,169,465
Net change in unrealized appreciation (depreciation) on
  investments                                                 (86,732,505)
                                                             --------------
Net gain on investments                                        74,436,960
                                                             --------------
Net increase in net assets resulting from operations         $ 98,677,075
                                                             ==============

                       See Notes to Financial Statements

                      STATEMENT OF CHANGES IN NET ASSETS

                                                                             Six Months
                                                                                Ended
                                                                           April 30, 1997      Year Ended
                                                                             (Unaudited)    October 31, 1996
                                                                          ---------------   -----------------
From Operations
 Net investment income                                                     $   24,240,115    $   59,439,739
 Net realized gain                                                            161,169,465       195,766,527
 Net change in unrealized appreciation (depreciation)                         (86,732,505)       (9,808,717)
                                                                             -------------  ----------------
 Increase in net assets resulting from operations                              98,677,075       245,397,549
                                                                             -------------  ----------------
From Distributions to Shareholders
 Net investment income--Class A                                               (25,881,040)      (62,440,078)
 Net investment income--Class B                                                  (283,898)         (463,570)
 Net realized gains--Class A                                                 (194,005,144)     (124,234,079)
 Net realized gains--Class B                                                   (2,799,964)         (996,128)
                                                                             -------------  ----------------
 Decrease in net assets from distributions to shareholders                   (222,970,046)     (188,133,855)
                                                                             -------------  ----------------
From Share Transactions
Class A
 Proceeds from sales of shares (2,505,877 and 8,800,790 shares,
  respectively)                                                                41,680,425       149,289,059
 Net asset value of shares issued from reinvestment of distributions
  (12,618,724 and 10,383,411 shares, respectively)                            202,902,898       172,128,352
 Cost of shares repurchased (20,414,771 and 48,762,578 shares,
  respectively)                                                              (340,399,173)     (825,995,436)
                                                                             -------------  ----------------
Total                                                                         (95,815,850)     (504,578,025)
                                                                             -------------  ----------------
Class B
 Proceeds from sales of shares (176,075 and 616,550 shares, respectively)       2,932,845        10,464,882
 Net asset value of shares issued from reinvestment of distributions
  (175,467 and 80,135 shares, respectively)                                     2,819,412         1,326,954
 Cost of shares repurchased (175,864 and 199,574 shares, respectively)         (2,926,411)       (3,374,422)
                                                                             -------------  ----------------
Total                                                                           2,825,846         8,417,414
                                                                             -------------  ----------------
 Decrease in net assets from share transactions                               (92,990,004)     (496,160,611)
                                                                             -------------  ----------------
 Net decrease in net assets                                                  (217,282,975)     (438,896,917)
Net Assets
 Beginning of period                                                        1,923,514,640     2,362,411,557
                                                                             -------------  ----------------
 End of period (including undistributed net investment income of
  $2,901,152 and $4,825,975, respectively)                                 $1,706,231,665    $1,923,514,640
                                                                             =============  ================

                       See Notes to Financial Statements.

                             FINANCIAL HIGHLIGHTS
   (Selected data for a share outstanding throughout the indicated period)

                                                                      Class A
                                   -----------------------------------------------------------------------------
                                    Six Months
                                       Ended
                                      4/30/97                         Year Ended October 31,
                                    (Unaudited)     1996         1995         1994         1993         1992
                                   ------------ ------------ ------------ ------------ ------------  ------------
Net asset value, beginning of
  period                                $17.56       $17.04       $15.23       $16.64       $15.92       $16.05
Income from investment operations
 Net investment income                    0.23         0.48         0.52         0.48         0.46         0.52
 Net realized and unrealized gain
  (loss)                                  0.67         1.46         1.80        (1.01)        1.08         0.92
                                      ----------   ----------   ----------   ----------   ----------   ----------
  Total from investment operations        0.90         1.94         2.32        (0.53)        1.54         1.44
                                      ----------   ----------   ----------   ----------   ----------   ----------
Less distributions
 Dividends from net investment
  income                                 (0.25)       (0.49)       (0.51)       (0.49)       (0.46)       (0.54)
 Dividends from net realized gains       (1.87)       (0.93)          --        (0.39)       (0.36)       (1.03)
                                      ----------   ----------   ----------   ----------   ----------   ----------
  Total distributions                    (2.12)       (1.42)       (0.51)       (0.88)       (0.82)       (1.57)
                                      ----------   ----------   ----------   ----------   ----------   ----------
Change in net asset value                (1.22)        0.52         1.81        (1.41)        0.72        (0.13)
                                      ----------   ----------   ----------   ----------   ----------   ----------
Net asset value, end of period          $16.34       $17.56       $17.04       $15.23       $16.64       $15.92
                                      ==========   ==========   ==========   ==========   ==========   ==========
Total return(1)                           5.38%(3)    12.03%       15.52%       (3.28)%       9.92%        9.77%
Ratios/supplemental data:
Net assets, end of period
  (thousands)                       $1,678,975   $1,897,306   $2,345,440   $2,601,808   $3,126,014   $2,146,726
Ratio to average net assets of:
 Operating expenses                       1.01%(2)     1.01%        1.02%        0.96%        0.95%        0.98%
 Net investment income                    2.68%(2)     2.74%        3.27%        3.03%        2.88%        3.55%
Portfolio turnover                         116%(3)      191%         197%         159%         130%         136%
Average commission rate paid(4)        $0.0544      $0.0546          N/A          N/A          N/A          N/A


                                                                  Class B
                                            ---------------------------------------------------
                                              Six Months                               From
                                                Ended                                Inception
                                               4/30/97     Year Ended October 31,   7/15/94 to
                                             (Unaudited)      1996        1995       10/31/94
                                            ------------ ------------ ------------ ------------
Net asset value, beginning of period            $17.54       $17.01       $15.23      $15.27
Income from investment operations
 Net investment income                            0.17         0.35         0.40        0.09
 Net realized and unrealized gain (loss)          0.66         1.47         1.80       (0.04)
                                               ----------   ----------   ----------   ----------
  Total from investment operations                0.83         1.82         2.20        0.05
                                               ----------   ----------   ----------   ----------
Less distributions
 Dividends from net investment income            (0.18)       (0.36)       (0.42)      (0.09)
 Dividends from net realized gains               (1.87)       (0.93)          --          --
                                               ----------   ----------   ----------   ----------
  Total distributions                            (2.05)       (1.29)       (0.42)      (0.09)
                                               ----------   ----------   ----------   ----------
Change in net asset value                        (1.22)        0.53         1.78       (0.04)
                                               ----------   ----------   ----------   ----------
Net asset value, end of period                  $16.32       $17.54       $17.01      $15.23
                                               ==========   ==========   ==========   ==========
Total return(1)                                   4.98%(3)    11.24%       14.68%       0.34%(3)
Ratios/supplemental data:
Net assets, end of period (thousands)          $27,257      $26,209      $16,971      $4,629
Ratio to average net assets of:
 Operating expenses                               1.76%(2)     1.76%        1.78%       1.65%(2)
 Net investment income                            1.94%(2)     1.96%        2.46%       2.36%(2)
Portfolio turnover                                 116%(3)      191%         197%        159%
Average commission rate paid(4)                $0.0544      $0.0546          N/A         N/A

(1) Maximum sales load is not reflected in the total return calculation.
(2) Annualized
(3) Not annualized
(4) For fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate per share for securities trades on which commissions are charged. This rate generally does not reflect mark-ups, or spreads on shares traded on a principal basis.

                      See Notes to Financial Statements.

PHOENIX CONVERTIBLE FUND SERIES

INVESTOR PROFILE

     Phoenix Convertible Fund is designed for an investor seeking to supplement current income while maintaining the potential for growth.


INVESTMENT ADVISER'S REPORT

     Phoenix Convertible Fund provided investors with consistent returns during the reporting period, a period marked by increasing volatility. For the six months ended April 30, 1997, Class A shares provided a total return of 3.95% and Class B shares returned 3.57%. The First Boston Convertible Index* returned 3.91%. All performance figures assume reinvestment of dividends and exclude the effect of sales charges.
     Over this latest reporting cycle, the equity markets continued to post strong gains. Large-cap companies have led the way with mid- and small-sized companies significantly underperforming larger companies. Stock and bond market performance continues to be fueled by rising corporate earnings and large cash flows into mutual funds, coupled with continued strong economic growth with low inflation.
     In the convertible market, speculative-grade issues started 1997 on a very strong note. Later in the quarter, as the equity markets pulled back from their highs and volatility continued to increase, high-quality convertibles outperformed speculative-grade issues, a positive for the Fund. We expect higher-quality issues to continue to outperform in an increasingly volatile environment.
     Throughout the period, the Fund benefited from the performance of many of the energy holdings. We continued to overweight the energy sector in the last six months, with particular emphasis on the Energy Technology and Clean Energy Demand themes.
     Holdings within the 21st Century Medicine theme also contributed positively to performance. Top performers included Valero Energy, Williams Companies, Perkin Elmer and Rite Aid.


OUTLOOK

     The Fund's focus continues to be on providing low-risk equity market participation. We expect ongoing market volatility with increasing investor concern that the economy is overheating and a Federal Reserve Board which appears resolved to contain any perceived inflationary pressures. Our outlook calls for a slowing domestic economy in the second half of the year without dramatic tightening by the Fed. Our primary thematic focus continues to be on 21st Century Medicine, Energy Technology and Clean Energy Demand.
     As of April 30, 1997 the Fund's asset allocation mix was 71% convertible securities, 16% common stock and 13% cash equivalents.



* The First Boston Convertible Index generally includes 250 to 300 issues rated "B-" or better by Standard & Poor's, with a minimum issue size of
$50 million.

Phoenix Convertible Fund Series
--------------------------------------------------------------------------------
                         INVESTMENTS AT APRIL 30, 1997
                                  (Unaudited)

                                              STANDARD      PAR
                                              & POOR'S     VALUE
                                              RATING       (000)        VALUE
                                              ----------   --------   -------------
CONVERTIBLE BONDS--52.4%
Advertising--2.2 %
 Interpublic Group Euro. Cv.
    3.75%, '02    ........................... NR           $2,000     $ 2,512,500
 Interpublic Group Cv. 144A
    3.75%, '02 (c)   ........................ NR              885       1,111,781
 Omnicom Group Cv. 144A
    4.25%, '07 (c)   ........................ A-              510         553,350
                                                                      -------------
                                                                        4,177,631
                                                                      -------------
Auto & Truck Parts--0.5%
 Pep Boys Cv. 0%, '11   ..................... BBB-          1,775         967,375
                                                                      -------------
Autos & Trucks--0.6%
 Volkswagen Cv. 144A 3%,
    '02 (Germany) (c)   ..................... A+            1,000       1,240,000
                                                                      -------------
Computer Software & Services--1.2%
 EMC Corp. Cv. 144A 3.25%,
    '02 (c)    .............................. BB+           1,000       1,035,000
 S3, Inc. Cv. 144A 5.75%,
    '03 (c)    .............................. NR            1,500       1,235,625
                                                                      -------------
                                                                        2,270,625
                                                                      -------------
Electronics--1.7 %
 Analog Devices Cv. 3.50%, '00 .............. BBB             500         708,750
 National Semiconductor Cv.
    144A 6.50%, '02 (c)    .................. BB            2,000       1,950,000
 Xilinx, Inc. Cv. 144A 5.25%,
    '02 (c)    .............................. B               600         684,000
                                                                      -------------
                                                                        3,342,750
                                                                      -------------
Entertainment, Leisure & Gaming--6.2%
 Comcast Corp. Cv. 3.375%,
    '05 (e)    .............................. BB+           4,740       4,313,400
 Time Warner, Inc. Cv. 0%, '13 .............. BBB-         14,635       6,567,456
 Time Warner, Inc., Hasbro Cv.
    0%, '12    .............................. BBB-          3,000       1,151,250
                                                                      -------------
                                                                       12,032,106
                                                                      -------------
Food--2.5 %
 Grand Metropolitan PLC Cv.
    144A 6.50%, '00 (United
    Kingdom) (c)  ........................... A+            3,990       4,907,700
                                                                      -------------
Healthcare--Diversified--4.2 %
 Roche Holdings, Inc. Cv. 144A
    0%, '10 (Switzerland) (c)    ............ NR            8,000       3,660,000
 Roche Holdings, Inc. Cv. 144A
    0%, '12 (Switzerland) (c)    ............ NR            2,250         877,500
 Sandoz Capital BVI Ltd. Cv.
    144A 2%, '02 (Switzerland)
    (c)  .................................... Aaa(d)        2,830       3,544,575
                                                                      -------------
                                                                        8,082,075
                                                                      -------------
Hospital Management & Services--1.3%
 Tenet Healthcare Cv. 6%, '05    ............ B+           $2,075       2,521,125
                                                                      -------------
Insurance--2.2 %
 Chubb Corp. Euro Cv. 6%, '98 ............... AA            3,250       4,176,250
                                                                      -------------
Lodging & Restaurants--0.4%
 Marriott International, Inc. Cv.
    144A 0%, '11 (c)    ..................... BBB           1,390         790,562
                                                                      -------------
Medical Products & Supplies--0.4%
 Heartport, Inc. Cv. 144A
    7.25%, '04 (c)   ........................ NR              750         787,500
                                                                      -------------
Metals & Mining--2.4%
 Agnico Eagle Mines Cv.
    3.50%, '04    ........................... B+            1,000         775,000
 Coeur d'Alene Euro Cv.
    6%, '02    .............................. B-            1,000         872,500
 Inco Ltd. Cv. 7.75%, '16
    (Canada)   .............................. BBB-          1,385       1,452,519
 Stillwater Mining Co. Cv.
    7%, '03    .............................. NR            1,500       1,522,500
                                                                      -------------
                                                                        4,622,519
                                                                      -------------
Natural Gas--2.7%
 Apache Corp. Cv. 144A 6%,
    '02 (c)    .............................. BBB           1,500       1,798,125
 Consolidated Natural Gas Co.
    Cv. 7.25%, '15    ....................... A+            3,130       3,309,975
                                                                      -------------
                                                                        5,108,100
                                                                      -------------
Oil--0.7 %
 Pennzoil Co. Series US Cv.
    4.75%, '03    ........................... BBB             730         871,437
 Swift Energy Co. Cv.
    6.25%, '06    ........................... B-              500         458,750
                                                                      -------------
                                                                        1,330,187
                                                                      -------------
Oil Service & Equipment--1.1%
 Baker Hughes, Inc. Cv.
    0%, '08    .............................. A-              600         442,500
 Nabors Industries, Inc. Cv.
    5%, '06    .............................. BBB-            805         986,125
 Pride Petroleum Services, Inc.
    Cv. 6.25%, '06 .......................... B               500         767,500
                                                                      -------------
                                                                        2,196,125
                                                                      -------------
Pollution Control--6.7%
 Chemical Waste Management,
    Inc. Cv. 0%, '10   ...................... A-           14,150       6,367,500
 U.S.A. Waste Services, Inc. Cv.
    4%, '02    .............................. BBB-          2,650       2,600,313
 WMX Technologies, Inc. Sub.
    Notes Cv. 2%, '05   ..................... A-            4,485       3,879,525
                                                                      -------------
                                                                       12,847,338
                                                                      -------------

                       See Notes to Financial Statements

12

Publishing, Broadcasting, Printing & Cable--1.9%
 Hollinger, Inc., (LYONs) Cv.
    0%, '13   .................................... BB-            $6,000       $ 2,175,000
 Times Mirror Co. Cv. 144A
    0%, '17 (c)  ................................. A               3,500         1,386,875
                                                                               -------------
                                                                                 3,561,875
                                                                               -------------
Retail--2.6 %
 Home Depot, Inc. Cv.
    3.25%, '01  .................................. A+              3,125         3,199,219
 Saks Holdings, Inc. Cv.
    5.50%, '06  .................................. B               1,250         1,004,687
 The Sports Authority, Inc. Cv.
    144A 5.25%, '01 (c)   ........................ B               1,000           885,000
                                                                               -------------
                                                                                 5,088,906
                                                                               -------------
Retail--Drug--3.6 %
 Rite Aid Corp. Cv. 0%, '06  ..................... BBB             9,290         6,862,988
                                                                               -------------
Telecommunications Equipment--2.9%
 BBN Corp. Cv. 6%, '12    ........................ B(d)            1,850         1,803,750
 Motorola, Inc. Cv. 0%, '13  ..................... AA-             2,600         1,907,750
 U.S. Cellular Corp. Cv. 0%, '15 ................. BBB-            6,000         1,957,500
                                                                               -------------
                                                                                 5,669,000
                                                                               -------------
Utility--Telephone--4.4 %
 U.S. West, Inc. Euro Cv.
    0%, '11   .................................... BBB            23,150         8,536,563
                                                                               -------------
TOTAL CONVERTIBLE BONDS
 (Identified cost $95,754,867) .........................................       101,119,300
                                                                               -------------
                                                                 SHARES
                                                                 ------
CONVERTIBLE PREFERRED STOCKS--18.0%
Banks--0.5 %
 H.F. Ahmanson & Co. Cv. Pfd. 6%    ............................  12,900         1,019,100
                                                                               -------------
Chemical--1.0 %
 Merrill Lynch, IGL (STRYPES) Cv. Pfd.
    6.25%   ....................................................  51,900         2,011,125
                                                                               -------------
Computer Software & Services--0.4%
 Microsoft Corp. Cv. Pfd. $2.196  ..............................   8,500           727,812
                                                                               -------------
Conglomerates--0.5 %
 USX Corp. Cv. Pfd. 6.75%   ....................................  50,000         1,037,500
                                                                               -------------
Hospital Products & Supplies--0.6%
 McKesson Corp. Cv. Pfd. 144A $2.50 (c) ........................  20,500         1,117,250
                                                                               -------------
Insurance--1.8 %
 St. Paul Capital LLC Cv. Pfd. 6%    ...........................  56,000         3,444,000
                                                                               -------------
Metals & Mining--1.9%
 Coeur d'Alene Cv. Pfd. 7%  ....................................  35,000           564,375
 Freeport-McMoRan Copper Cv. Pfd. 7%    ........................  40,000         1,080,000
 Inco Ltd. Series E Cv. Pfd. 5.50% (Canada)                       21,600         1,088,100
 Titanium Metals Cv. Pfd. 144A 6.625% (c)   .                     20,000           920,000
                                                                               -------------
                                                                                 3,652,475
                                                                               -------------
Natural Gas--0.5%
 Nuevo Financing Series A Cv. Pfd.
    5.75%   ....................................................  20,000           912,500
                                                                               -------------


                                               SHARES         VALUE
                                               ---------   -------------
Oil--5.2 %
  Chieftain International, Inc. Cv. Pfd.
    $1.813 .................................      34,900   $    972,837
 Occidental Petroleum Corp. Cv. Pfd.
    144A $3.875 (c) ........................      56,000      3,066,000
 Parker & Parsley Capital LLC Cv. Pfd.
    144A 6.25% (c)  ........................      20,000      1,205,000
 Tosco Financing Trust Cv. Pfd. 144A
    5.75 % (c)  ............................      19,700      1,078,575
 Unocal Corp. Cv. Pfd. $3.125...............      25,000      1,362,500
 Valero Energy Corp. Cv. Pfd. $3.125  ......      36,000      2,340,000
                                                           -------------
                                                             10,024,912
                                                           -------------
Oil Service & Equipment--0.8%
 Mesa, Inc. Series A PIK Cv. Pfd. 8%  ......     246,060      1,568,633
                                                           -------------
Publishing, Broadcasting, Printing & Cable--0.5%
 Merrill Lynch, Cox (STRYPES) Cv.
    Pfd. 6%   ..............................      49,100        969,725
                                                           -------------
Telecommunications Equipment--2.2%
 Airtouch Communication Series C Cv.
    Pfd. 4.25%   ...........................      65,000      2,957,500
 Qualcomm, Inc. Cv. Pfd. 144A 5.75%
    (c) ....................................      20,000        890,000
 TCI Pacific Communications Cv.
    Pfd. 5%   ..............................       5,000        471,250
                                                           -------------
                                                              4,318,750
                                                           -------------
Utility--Electric--1.1 %
 AES Trust I Series A Cv. Pfd. 5.375% ......      20,000      1,092,500
 California Energy Capital Trust Cv.
    Pfd. 6.25%   ...........................      15,000      1,061,250
                                                           -------------
                                                              2,153,750
                                                           -------------
Utility--Gas--0.5 %
 MCN Energy Group, Inc. Cv. Pfd. 8.75%      .     34,900        929,213
                                                           -------------
Utility--Telephone--0.5 %
 U.S. West, Inc. Cv. Pfd. 4.50%   ..........      21,000        937,125
                                                           -------------
TOTAL CONVERTIBLE PREFERRED STOCKS
 (Identified cost $33,436,867)  ...........................  34,823,870
                                                           -------------
COMMON STOCKS--15.2%
Autos & Trucks--0.3%
 United Auto Group, Inc. (b) ...............      34,300        570,237
                                                           -------------
Electronics--3.2  %
 Perkin Elmer Corp. ........................      79,000      5,737,375
 Tektronix, Inc. ...........................       9,700        525,013
                                                           -------------
                                                              6,262,388
                                                           -------------
Metals & Mining--2.7%
 Alumax, Inc. (b)   ........................      16,800        613,200
 Aluminum Company of America ...............      28,600      1,998,425
 Century Aluminum Co.  .....................      60,100        991,650
 Kaiser Aluminum Corp. (b)   ...............      56,900        611,675
 Reynolds Metals Co.   .....................       9,300        631,237
 Stillwater Mining Co. (b)   ...............      18,600        374,325
                                                           -------------
                                                              5,220,512
                                                           -------------
Natural Gas--2.7%
 Burlington Resources, Inc.  ...............      22,700        961,913
 Enron Corp.  ..............................      24,700        929,338

                       See Notes to Financial Statements

 Equitable Resources, Inc.  ............      21,400   $    633,975
 New Jersey Resources Corp. ............       8,100        233,887
 Seagull Energy Corp. (b)   ............      32,000        548,000
 Williams Companies, Inc.   ............      41,350      1,814,231
                                                       -------------
                                                          5,121,344
                                                       -------------
Office & Business Equipment--0.7%
 Seagate Technology, Inc. (b)  .........      28,531      1,308,860
                                                       -------------
Oil--2.2%
 Barrett Resources Corp. (b)   .........      30,500        998,875
 NGC Corp.   ...........................      74,000      1,304,250
 Noble Affiliates, Inc.  ...............      27,000        965,250
 United Meridian Corp. (b)  ............      33,700        956,238
                                                       -------------
                                                          4,224,613
                                                       -------------
Oil Service & Equipment--3.0%
 Baker Hughes, Inc.   ..................      31,300      1,079,850
 ENSCO International, Inc. (b) .........      19,100        907,250
 Marine Drilling Co., Inc. (b) .........      28,800        453,600
 Noble Drilling Corp. (b)   ............      70,893      1,231,766
 Parker Drilling Co. (b) ...............      56,300        436,325
 Precision Drilling Corp. (b)  .........      11,600        403,100
 Reading & Bates Corp. (b)  ............      25,300        566,087
 Weatherford Enterra, Inc. (b) .........      22,100        701,675
                                                       -------------
                                                          5,779,653
                                                       -------------
Truckers & Marine--0.3%
 Hvide Marine, Inc. Class A (b)   ......      37,500        646,875
                                                       -------------
Utility--Gas--0.1%
 MCN Corp.   ...........................       9,100        260,487
                                                       -------------
TOTAL COMMON STOCKS
 (Identified cost $26,981,816) ........................  29,394,969
                                                       -------------
FOREIGN COMMON STOCKS--1.4%
Oil--0.2%
 Ensign Resource Service Group, Inc.
    (Canada) (b)   .....................      23,500        411,927
                                                       -------------
Truckers & Marine--1.2%
 Knightsbridge Tankers Ltd. (Bermuda)        100,000      2,275,000
                                                       -------------
TOTAL FOREIGN COMMON STOCKS
 (Identified cost $2,490,838)  ........................   2,686,927
                                                       -------------
TOTAL LONG-TERM INVESTMENTS--87.0%
 (Identified cost $158,664,388)   ..................... 168,025,066
                                                       -------------


                                STANDARD    PAR
                                & POOR'S   VALUE
                                 RATING    (000)             VALUE
                                ---------- ---------   --------------------
SHORT-TERM OBLIGATIONS--4.3%
Commercial Paper--4.3%
 Ciesco L.P. 5.55%, 5-1-97  ... A-1+       $ 4,070      $    4,070,000
 Corporate Receivables Corp.
    5.50%, 5-2-97  ............ A-1          3,000           2,999,542
 Pfizer, Inc. 5.47%, 5-29-97    A-1+         1,270           1,264,597
                                                        ---------------
                                                             8,334,139
                                                        ---------------
TOTAL SHORT-TERM OBLIGATIONS
 (Identified cost $8,334,139)  ........................      8,334,139
                                                        ---------------
TOTAL INVESTMENTS--91.3%
 (Identified cost $166,998,527)   .....................    176,359,205(a)
 Cash and receivables, less liabilities--8.7%    ......     16,904,597
                                                        ---------------
NET ASSETS--100.0%    ................................. $  193,263,802
                                                        ===============


(a) Federal Income Tax Information: Net unrealized appreciation of investment securities is comprised of gross appreciation of $13,785,310 and gross depreciation of $4,399,488 for income tax purposes. At April 30, 1997, the aggregate cost of securities for federal income tax purposes was $166,973,383.
(b) Non-income producing.
(c) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At April 30, 1997, these securities amounted to a value of $34,724,418 or 18.0% of net assets.
(d) As rated by Moody's.
(e) Step coupon; interest rate shown reflects the rate currently in effect.



14                             See Notes to Financial Statements

                      STATEMENT OF ASSETS AND LIABILITIES
                                 APRIL 30, 1997
                                  (Unaudited)



Assets
Investment securities at value
 (Identified cost $166,998,527)                           $176,359,205
Short-term investments held as collateral for loaned
  securities                                                 5,561,700
Cash                                                             1,872
Receivables
 Investment securities sold                                 19,090,484
 Dividends and interest                                        860,257
 Fund shares sold                                              140,090
                                                          -------------
  Total assets                                             202,013,608
                                                          -------------
Liabilities
Payables
 Collateral on securities loaned                             5,561,700
 Investment securities purchased                             2,842,147
 Fund shares repurchased                                        57,877
 Investment advisory fee                                       102,906
 Transfer agent fee                                             58,837
 Distribution fee                                               43,774
 Financial agent fee                                             8,141
 Trustees' fee                                                   4,301
Accrued expenses                                                70,123
                                                          -------------
  Total liabilities                                          8,749,806
                                                          -------------
Net Assets                                                $193,263,802
                                                          =============
Net Assets Consist of:
Capital paid in on shares of beneficial interest          $176,613,420
Undistributed net investment income                            322,707
Accumulated net realized gain                                6,966,997
Net unrealized appreciation                                  9,360,678
                                                          -------------
Net Assets                                                $193,263,802
                                                          =============
Class A
Shares of beneficial interest outstanding, $1 par value,
 unlimited authorization (Net Assets $186,438,291)          10,102,688
Net asset value per share                                       $18.45
Offering price per share
 $18.45/(1-4.75%)                                               $19.37
Class B
Shares of beneficial interest outstanding, $1 par value,
 unlimited authorization (Net Assets $6,825,511)               371,108
Net asset value and offering price per share                    $18.39


                            STATEMENT OF OPERATIONS
                        SIX MONTHS ENDED APRIL 30, 1997
                                  (Unaudited)



Investment Income
Interest                                                     $ 3,723,744
Dividends                                                        943,201
Security lending                                                   7,466
                                                             -----------
   Total investment income                                     4,674,411
                                                             -----------
Expenses
Investment advisory fee                                          677,788
Distribution fee--Class A                                        252,556
Distribution fee--Class B                                         32,529
Financial agent fee                                               45,233
Transfer agent                                                   133,071
Printing                                                          26,971
Professional                                                      15,383
Custodian                                                         13,177
Registration                                                      10,614
Trustees                                                           9,540
Miscellaneous                                                      7,901
                                                             -----------
   Total expenses                                              1,224,763
                                                             -----------
Net investment income                                          3,449,648
                                                             -----------
Net Realized and Unrealized Gain (Loss) on Investments
Net realized gain on securities                                6,549,423
Net realized gain on foreign currency transactions                   889
Net change in unrealized appreciation (depreciation) on
  investments                                                 (1,046,490)
                                                             -----------
Net gain on investments                                        5,503,822
                                                             -----------
Net increase in net assets resulting from
  operations                                                 $ 8,953,470
                                                             ===========


See Notes to Financial Statements

                      STATEMENT OF CHANGES IN NET ASSETS



                                                                                       Six Months
                                                                                          Ended
                                                                                      April 30, 1997       Year Ended
                                                                                       (Unaudited)       October 31, 1996
                                                                                      ----------------   -----------------
From Operations
 Net investment income                                                                 $  3,449,648        $  8,303,695
 Net realized gain                                                                        6,550,312          13,764,508
 Net change in unrealized appreciation (depreciation)                                    (1,046,490)          6,532,321
                                                                                       ------------        ------------
 Increase in net assets resulting from operations                                         8,953,470          28,600,524
                                                                                       ------------        ------------
From Distributions to Shareholders
 Net investment income--Class A                                                          (3,687,510)         (8,803,953)
 Net investment income--Class B                                                             (97,026)           (164,704)
 Net realized gains--Class A                                                            (12,841,408)         (6,839,551)
 Net realized gains--Class B                                                               (383,300)           (129,752)
                                                                                       ------------        ------------
 Decrease in net assets from distributions to shareholders                              (17,009,244)        (15,937,960)
                                                                                       ------------        ------------
From Share Transactions
Class A
 Proceeds from sales of shares (250,290 and 906,746 shares, respectively)                 4,716,773          16,946,702
 Net asset value of shares issued from reinvestment of distributions (730,217 and
  703,569 shares, respectively)                                                          13,578,022          12,908,037
 Cost of shares repurchased (2,034,088 and 2,489,652 shares, respectively)              (38,950,815)        (46,749,267)
                                                                                       ------------        ------------
Total                                                                                   (20,656,020)        (16,894,528)
                                                                                       ------------        ------------
Class B
 Proceeds from sales of shares (75,122 and 125,709 shares, respectively)                  1,419,093           2,344,422
 Net asset value of shares issued from reinvestment of distributions (18,534 and
  11,529 shares, respectively)                                                              343,872             211,321
 Cost of shares repurchased (32,240 and 31,996 shares, respectively)                       (608,058)           (602,797)
                                                                                       ------------        ------------
Total                                                                                     1,154,907           1,952,946
                                                                                       ------------        ------------
 Decrease in net assets from share transactions                                         (19,501,113)        (14,941,582)
                                                                                       ------------        ------------
 Net decrease in net assets                                                             (27,556,887)         (2,279,018)
Net Assets
 Beginning of period                                                                    220,820,689         223,099,707
                                                                                       ------------        ------------
 End of period (including undistributed net investment income of
  $322,707 and $657,595, respectively)                                                 $193,263,802        $220,820,689
                                                                                       ============        ============


16                      See Notes to Financial Statements

                              FINANCIAL HIGHLIGHTS
    (Selected data for a share outstanding throughout the indicated period)


                                                                                 Class A
                                           ------------------------------------------------------------------------------------
                                              Six Months
                                                Ended
                                               4/30/97                              Year Ended October 31,
                                             (Unaudited)          1996          1995         1994         1993         1992
                                           ----------------- --------------- ------------ ------------ ------------ -----------
Net asset value, beginning of period        $  19.26         $  18.23         $  17.56    $  19.34      $  18.86   $  18.36
Income from investment operations
 Net investment income                          0.31(4)          0.70(4)          0.87        0.78          0.68       0.77
 Net realized and unrealized gain (loss)        0.46             1.68             1.04       (1.06)         1.53       1.54
                                            -----------       ------------    ---------   -----------   ---------   ---------
  Total from investment operations              0.77             2.38             1.91       (0.28)         2.21       2.31
                                            -----------       ------------    ---------   -----------   ---------   ---------
Less distributions
 Dividends from net investment income          (0.36)           (0.77)           (1.05)      (0.69)        (0.73)     (0.72)
 Dividends from net realized gains             (1.22)           (0.58)           (0.19)      (0.81)        (1.00)     (1.09)
                                            -----------       ------------    ---------   -----------   ---------   ---------
  Total distributions                          (1.58)           (1.35)           (1.24)      (1.50)        (1.73)     (1.81)
                                            -----------       ------------    ---------   -----------   ---------   ---------
Change in net asset value                      (0.81)            1.03             0.67       (1.78)         0.48       0.50
                                            -----------       ------------    ---------   -----------   ---------   ---------
Net asset value, end of period              $  18.45         $  19.26         $  18.23    $  17.56      $  19.34   $  18.86
                                           ===========       ============     =========   ===========   =========   =========
Total return(1)                                 3.95%(3)        13.55%           11.45%      (1.48)%       12.58%     13.77%
Ratios/supplemental data:
Net assets, end of period (thousands)       $186,438         $214,874         $219,384    $226,294      $252,072   $200,944
Ratio to average net assets of:
 Operating expenses                             1.15%(2)         1.17%            1.18%       1.14%         1.15%      1.20%
 Net investment income                          3.33%(2)         3.75%            4.78%       4.27%         3.70%      4.28%
Portfolio turnover                                60%(3)          141%              79%         91%           94%       200%
Average commission rate paid(5)             $ 0.0585         $ 0.0619              N/A         N/A           N/A        N/A


                                                                           Class B
                                           ------------------------------------------------------------------
                                              Six Months                                           From
                                                Ended                                           Inception
                                               4/30/97           Year Ended October 31,         7/15/94 to
                                             (Unaudited)          1996            1995           10/31/94
                                           ----------------- --------------- --------------- ----------------
Net asset value, beginning of period       $ 19.20           $ 18.17           $ 17.55           $17.59
Income from investment operations
 Net investment income                        0.24(4)           0.55(4)           0.70(4)          0.15
 Net realized and unrealized gain (loss)      0.45              1.68              1.07            (0.06)
                                            ---------         -----------      --------          ------
  Total from investment operations            0.69              2.23              1.77             0.09
                                            ---------         -----------      --------          ------
Less distributions
 Dividends from net investment income        (0.28)            (0.62)            (0.96)           (0.13)
 Dividends from net realized gains           (1.22)            (0.58)            (0.19)              --
                                            ---------         -----------      --------          ------
  Total distributions                        (1.50)            (1.20)            (1.15)           (0.13)
                                            ---------         -----------      --------          ------
Change in net asset value                    (0.81)             1.03              0.62            (0.04)
                                            ---------         -----------      --------          ------
Net asset value, end of period             $ 18.39           $ 19.20           $ 18.17           $17.55
                                           =========         ===========       ========          ======
Total return(1)                               3.57%(3)         12.72%            10.59%            0.49%(3)
Ratios/supplemental data:
Net assets, end of period (thousands)      $ 6,826           $ 5,947           $ 3,715           $  856
Ratio to average net assets of:
 Operating expenses                           1.90%(2)          1.92%             1.95%            1.83%(2)
 Net investment income                        2.57%(2)          2.95%             3.92%            3.29%(2)
Portfolio turnover                              60%(3)           141%               79%              91%
Average commission rate paid(5)            $0.0585           $0.0619               N/A              N/A


(1) Maximum sales load is not reflected in the total return calculation.
(2) Annualized
(3) Not annualized
(4) Computed using average shares outstanding.
(5) For fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate per share for securities trades on which commissions are charged. This rate generally does not reflect mark-ups, mark-downs, or spreads on shares traded on a principal basis.


See Notes to Financial Statements
                                                                              17

PHOENIX GROWTH FUND SERIES


INVESTOR PROFILE

     Phoenix Growth Fund is designed for investors seeking long-term capital appreciation.


INVESTMENT ADVISER'S REPORT

     For the six months ended April 30, 1997, Phoenix Growth Fund Class A shares earned 5.98% and Class B shares returned 5.59% compared with a return of 14.72% for the S&P 500 Stock Index.* The Lipper Growth Fund Average for 798 growth funds was 7.15% for the same period. All performance figures assume reinvestment of dividends and exclude the effect of sales charges.
     The strong outperformance of market indices, such as the S&P 500, continued over the reporting period -- a result of the narrowing that has occurred in the market as an ever decreasing group of large-capitalization companies drove index performance while the majority of stocks lagged. This trend has been fueled, in large part, by investor concerns over the sustainability of corporate earnings trends as well as interest rate uncertainty.
     The market's focus on larger companies has detracted from the Fund's relative performance. While many large-cap stocks are held in the portfolio, the Fund also contains many mid-cap stocks with rapid growth prospects, which the market has yet to recognize.
     Over the reporting period, the Fund benefited from holdings in steady growth sectors, such as consumer staples, financial services and health-care. Our holdings in technology and other economically sensitive areas, including basic materials and capital goods, held back performance. Energy stocks had mixed results, beginning the period with a strong surge, then weakening in the poor seasonal February and March time frame. Since we believe that the energy sector is in the midst of a strong secular uptrend, we have maintained an overweighted position in this area.

OUTLOOK

     Looking ahead, we believe that the equity market will continue to be buffeted by increased volatility. As the economy matures, the ability of companies to generate abundant earnings growth will become more difficult.
     The Fund's goal is to invest in companies that can continue to exhibit relatively strong growth in a more challenging environment. We believe good growth trends are available in the health-care and technology sectors and selected consumer staples and financial service stocks.


* The S&P 500 Stock Index is an unmanaged but commonly used measure of stock return performance.

Phoenix Growth Fund Series
--------------------------------------------------------------------------------

                         INVESTMENTS AT APRIL 30, 1997
                                  (Unaudited)

                                               SHARES           VALUE
                                               ------           -----
COMMON STOCKS--76.1%
Aerospace & Defense--1.9%
 Lockheed Martin Corp.  ...............       500,000     $   44,750,000
                                                         ---------------
Banks--1.9%
 Chase Manhattan Corp.  ...............       250,000         23,156,250
 KeyCorp.   ...........................       400,000         20,850,000
                                                         ---------------
                                                              44,006,250
                                                         ---------------
Beverages--1.7%
 PepsiCo, Inc.    .....................     1,100,000         38,362,500
                                                         ---------------
Building & Materials--0.6%
 Masco Corp.   ........................       370,000         13,967,500
                                                         ---------------
Chemical--4.0%
 IMC Global, Inc.    ..................       825,000         30,421,875
 Monsanto Co.  ........................       950,000         40,612,500
       W. R. Grace & Co.   ............       400,000         20,800,000
                                                         ---------------
                                                              91,834,375
                                                         ---------------
Computer Software & Services--1.0%
 Adobe Systems, Inc.    ...............       600,000         23,475,000
                                                         ---------------
Diversified Financial Services--5.6%
 American Express Co.   ...............       600,000         39,525,000
 Federal Home Loan Mortgage Corp.   ...       950,000         30,281,250
 Federal National Mortgage Assoc.   ...       900,000         37,012,500
 Travelers Group, Inc.  ...............       431,100         23,872,162
                                                         ---------------
                                                             130,690,912
                                                         ---------------
Diversified Miscellaneous--1.7%
 Equifax, Inc.    .....................     1,400,000         40,250,000
                                                         ---------------
Electrical Equipment--3.0%
 Linear Technology Corp.   ............       360,000         18,090,000
 Rockwell International Corp.    ......       450,000         29,925,000
 Westinghouse Electric Corp.  .........     1,200,000         20,400,000
                                                         ---------------
                                                              68,415,000
                                                         ---------------
Electronics--1.8%
 Applied Materials, Inc. (b)  .........       450,000         24,693,750
 LSI Logic Corp. (b)    ...............       475,000         18,168,750
                                                         ---------------
                                                              42,862,500
                                                         ---------------
Entertainment, Leisure & Gaming--2.0%
 Tele-Communications, Inc. (b)   ......     1,400,000         26,337,500
 Time Warner, Inc.   ..................       450,000         20,250,000
                                                         ---------------
                                                              46,587,500
                                                         ---------------
 Food--2.1%
 ConAgra, Inc.    .....................       500,000         28,812,500
 Ralston-Ralston Purina Group    ......       250,000         20,593,750
                                                         ---------------
                                                              49,406,250
                                                         ---------------
Healthcare--Diversified--3.4%
 American Home Products Corp.    ......       800,000     $   53,000,000
 Bristol-Myers Squibb Co.  ............       400,000         26,200,000
                                                         ---------------
                                                              79,200,000
                                                         ---------------
Healthcare--Drugs--2.4%
 Eli Lilly & Co.  .....................        46,300          4,068,613
 Genzyme Corp. (b)   ..................       650,000         15,031,250
 Merck & Co., Inc.   ..................       250,000         22,625,000
 Pfizer, Inc.  ........................       135,000         12,960,000
                                                         ---------------
                                                              54,684,863
                                                         ---------------
Hospital Management & Services--1.9%
 Tenet Healthcare Corp. (b)   .........       875,000         22,750,000
 United Healthcare Corp.   ............       425,000         20,665,625
                                                         ---------------
                                                              43,415,625
                                                         ---------------
Insurance--6.4%
 Aetna, Inc.   ........................       350,000         31,893,750
 Allstate Corp.   .....................       700,000         45,850,000
 American International Group, Inc.           325,000         41,762,500
 General Re Corp.    ..................       175,000         29,268,750
                                                         ---------------
                                                             148,775,000
                                                         ---------------
Medical Products & Supplies--2.6%
 Boston Scientific Corp. (b)  .........       250,000         12,062,500
 Johnson & Johnson   ..................       800,000         49,000,000
                                                         ---------------
                                                              61,062,500
                                                         ---------------
Metals & Mining--0.6%
 Aluminum Company of America  .........       200,000         13,975,000
                                                         ---------------
Natural Gas--2.5%
 Apache Corp.  ........................     1,115,900         37,940,600
 Burlington Resources, Inc.   .........       500,000         21,187,500
                                                         ---------------
                                                              59,128,100
                                                         ---------------
Office & Business Equipment--1.0%
 Storage Technology Corp. (b)    ......       625,000         21,953,125
                                                         ---------------
Oil--1.3%
 Amoco Corp.   ........................       225,000         18,815,625
 Louisiana Land & Exploration Co.   ...       225,000         11,250,000
                                                         ---------------
                                                              30,065,625
                                                         ---------------
Oil Service & Equipment--7.7%
 Baker Hughes, Inc.  ..................       500,000         17,250,000
 Diamond Offshore Drilling, Inc. (b)          400,000         25,750,000
 ENSCO International, Inc. (b)   ......       500,000         23,750,000
 Halliburton Co.  .....................       550,000         38,843,750
 Schlumberger Ltd.   ..................       275,000         30,456,250
 Tidewater, Inc.  .....................       500,000         20,062,500
 Transocean Offshore, Inc.    .........       400,000         24,250,000
                                                         ---------------
                                                             180,362,500
                                                         ---------------


                       See Notes to Financial Statements
                                                                              19

Pollution Control--1.7%
 U.S.A. Waste Services, Inc. (b)  .........       600,000   $   19,650,000
 WMX Technologies, Inc.  ..................       700,000       20,562,500
                                                            ---------------
                                                                40,212,500
                                                            ---------------
Professional Services--1.4%
 Federal Express Corp. (b)  ...............       325,700       17,547,088
 HFS, Inc. (b)  ...........................       250,000       14,812,500
                                                            ---------------
                                                                32,359,588
                                                            ---------------
Retail--6.2%
 Costco Co., Inc. (b)    ..................     1,750,000       50,531,250
 CVS Corp.   ..............................       975,000       48,384,375
 Lowe's Companies, Inc.  ..................       500,000       19,000,000
 Wal-Mart Stores, Inc.   ..................       900,000       25,425,000
                                                            ---------------
                                                               143,340,625
                                                            ---------------
Retail--Food--3.4%
 American Stores Co.  .....................     1,268,100       57,698,550
 Safeway, Inc. (b)    .....................       500,000       22,312,500
                                                            ---------------
                                                                80,011,050
                                                            ---------------
Telecommunications Equipment--3.6%
 Ascend Communications, Inc. (b)  .........       650,000       29,737,500
 Cisco Systems, Inc. (b)    ...............       700,000       36,225,000
 Motorola, Inc.    ........................       325,000       18,606,250
                                                            ---------------
                                                                84,568,750
                                                            ---------------
Tobacco--0.6%
 RJR Nabisco Holdings Corp.    ............       500,000       14,875,000
                                                            ---------------
Utility--Telephone--2.1%
 GTE Corp.   ..............................       450,000       20,643,750
 Sprint Corp.   ...........................       650,000       28,518,750
                                                            ---------------
                                                                49,162,500
                                                            ---------------
TOTAL COMMON STOCKS
 (Identified cost $1,622,362,498)   ........................ 1,771,760,138
                                                            ---------------
FOREIGN COMMON STOCKS--14.6%
Beverages--1.3%
 Seagram Ltd. (Canada)   ..................       800,000       30,600,000
                                                            ---------------
Chemical--1.6%
 Potash Corp. of Saskatchewan, Inc.
    (Canada)    ...........................       500,000       38,437,500
                                                            ---------------
Cosmetics & Soaps--2.5%
 Unilever NV (Netherlands)  ...............       300,000       58,875,000
                                                            ---------------
Electronics--3.0%
 Philips Electronics NV ADR NY
    Registered (Netherlands)   ............     1,300,000       69,550,000
                                                            ---------------
Healthcare--Drugs--2.8%
 Elan PLC Sponsored ADR (Ireland) (b)   .         375,000       12,750,000
 SmithKline Beecham PLC Sponsored
    ADR (United Kingdom) (b)   ............       650,000       52,406,250
                                                            ---------------
                                                                65,156,250
                                                            ---------------
Oil Service & Equipment--2.3%
 Elf Aquitane Sponsored ADR (France) ......     1,100,000       53,487,500
                                                            ---------------
Utility--Telephone--1.1%
 Telefonos de Mexico SA ADR
    (Mexico) (b)   ........................       600,000   $   24,750,000
                                                            ---------------
TOTAL FOREIGN COMMON STOCKS
 (Identified cost $272,730,043)   .........                    340,856,250
                                                            ---------------
TOTAL LONG-TERM INVESTMENTS--90.7%
 (Identified cost $1,895,092,541) .........                  2,112,616,388
                                                            ---------------




                                  STANDARD       PAR
                                  & POOR'S      VALUE
                                  RATING        (000)         VALUE
                                  ----------   ----------   -----------
SHORT-TERM OBLIGATIONS--13.0%
Commercial Paper--11.3%
 Corporate Asset Funding
    Co. 5.60%, 5-1-97   ......... A-1+        $ 10,580      10,580,000
 Coca-Cola Co. 5.23%,
    5-5-97  ..................... A-1+           1,060       1,059,206
 International Lease Finance
    Corp. 5.32%, 5-5-97    ...... A-1              950         949,284
 CXC, Inc. 5.32%, 5-6-97   ...... A-1+              50          49,955
 Heinz (H.J.) Co. 5.50%,
    5-6-97  ..................... A-1              483         482,631
 McKenna Triangle National
    Corp. 5.56%, 5-6-97    ...... A-1+           5,000       4,996,139
 Preferred Receivables
    Funding Corp. 5.34%,
    5-6-97  ..................... A-1           11,000      10,990,132
 Dupont (E.I.) de Nemours &
    Co. 5.48%, 5-7-97   ......... A-1+           7,975       7,967,716
 International Lease Finance
    Corp. 5.33%, 5-7-97    ...... A-1            7,105       7,098,688
 International Lease Finance
    Corp. 5.28%, 5-14-97   ...... A-1            8,375       8,357,566
 Preferred Receivables
    Funding Corp. 5.40%,
    5-14-97    .................. A-1            2,975       2,969,199
 Preferred Receivables
    Funding Corp. 5.53%,
    5-14-97    .................. A-1            4,000       3,992,012
 Corporate Asset Funding
    Co. 5.32%, 5-15-97  ......... A-1+           4,300       4,290,314
 Kellogg Co. 5.50%, 5-15-97       A-1+           1,225       1,222,380
 Shell Oil Co. 5.38%,
    5-15-97    .................. A-1+             465         464,027
 Coca-Cola Co. 5.48%,
    5-20-97    .................. A-1+           2,785       2,776,945
 General Electric Co. 5.54%,
    5-22-97    .................. A-1+           5,425       5,407,468
 Anheuser-Busch Cos., Inc.
     5.43%, 5-23-97  ............ A-1+           5,000       4,983,408
 Potomac Electric Power Co.
     5.50%, 5-23-97  ............ A-1            6,910       6,886,775
 Ameritech Corp. 5.45%,
    5-27-97    .................. A-1+          10,000       9,960,639
 Corporate Asset Funding Co
     5.53%, 5-28-97  ............ A-1+           2,370       2,360,170


                       See Notes to Financial Statements

 International Lease Finance
    Corp. 5.32%, 5-30-97   ......... A-1          $2,225    $2,213,915
 General Re Corp. 5.50%,
    6-2-97  ........................ A-1+            900       895,600
 International Lease Finance
    Corp. 5.56%, 6-2-97 ............ A-1           8,140     8,098,121
 CXC, Inc. 5.34%, 6-3-97   ......... A-1+          7,000     6,963,246
 Schering Corp. 5.55%,
    6-3-97  ........................ A-1+          7,565     7,525,490
 Kellogg Co. 5.48%, 6-5-97          .A-1+          3,685     3,665,367
 Beta Finance, Inc. 5.35%,
    6-6-97  ........................ A-1+          6,560     6,520,886
 Ciesco L.P. 5.53%, 6-10-97 ........ A-1+          7,980     7,930,967
 Receivables Capital Corp.
    5.55%, 6-10-97   ............... A-1+          9,310     9,252,588
 Warner-Lambert Co. 5.55%,
    6-10-97 ........................ A-1+          2,500     2,484,583
 General Electric Co. 5.52%,
    6-11-97 ........................ A-1+          5,000     4,968,567
 Cargill, Inc. 5.52%, 6-16-97 ...... A-1+         10,000     9,926,880
 Dupont (E.I.) de Nemours &
    Co. 5.28%, 6-17-97   ........... A-1+          5,000     4,963,134
 Preferred Receivables
    Funding Corp. 5.62%,
    6-17-97 ........................ A-1           3,000     2,977,989
 Southwestern Bell
    Telephone Co. 5.52%,
    6-19-97 ........................ A-1+          5,325     5,284,992
 CXC, Inc. 5.57%, 6-23-97  ......... A-1+          6,540     6,486,041
 Enterprise Funding Corp.
    5.60%, 6-23-97   ............... A-1+          5,044     5,002,415
 Corporate Asset Funding
    Co. 5.57%, 6-24-97   ........... A-1+          5,000     4,957,623
 Corporate Receivables Corp.
    5.60%, 6-24-97   ............... A-1           8,405     8,334,397





                                 STANDARD      PAR
                                 & POOR'S     VALUE
                                 RATING       (000)              VALUE
                                 ----------   --------   ----------------------
Commercial Paper--continued
 General Re Corp. 5.53%,
    6-27-97   .................. A-1+         $4,165       $      4,128,533
 Pitney Bowes Credit Corp.
    5.28%, 7-1-97   ............ A-1+          4,130              4,090,517
 Beta Finance, Inc. 5.61%,
    7-3-97 ..................... A-1+         10,000              9,901,300
 Campbell Soup Co. 5.62%,
    7-14-97   .................. A-1+          1,895              1,873,018
 Private Export Funding
    Corp. 5.60%, 7-28-97  ...... A-1+          7,770              7,662,386
 Dupont (E.I.) de Nemours &
    Co. 5.35%, 7-30-97 ......... A-1+          8,965              8,838,056
 Greenwich Funding Corp.
    5.65%, 7-31-97  ............ A-1+         10,000              9,856,100
 Pitney Bowes Credit Corp.
    5.62%, 8-19-97  ............ A-1+          9,822              9,650,311
 Beta Finance, Inc. 5.74%,
    10-27-97  .................. A-1+          1,000                971,250
                                                           -----------------
                                                                263,268,926
                                                           -----------------
Federal Agency Securities--1.7%
 Federal Home Loan Mortgage Corp.
    5.45%, 5-2-97  ...........................20,800             20,605,520
 Federal National Mortgage Assoc. 5.43%,
    5-2-97   ................................. 8,395              8,393,734
 Federal National Mortgage Assoc. 5.54%,
    8-6-97   .................................10,000              9,849,700
                                                           -----------------
                                                                 38,848,954
                                                           -----------------
TOTAL SHORT-TERM OBLIGATIONS
 (Identified cost $302,156,247)  ........................       302,117,880
                                                           -----------------
TOTAL INVESTMENTS--103.7%
 (Identified cost $2,197,248,788)   .....................     2,414,734,268(a)
 Cash and receivables, less liabilities--(3.7%)    ......       (85,449,631)
                                                           -----------------
NET ASSETS--100.0%   ....................................  $  2,329,284,637
                                                           =================

(a) Federal Income Tax Information: Net unrealized appreciation of investment securities is comprised of gross appreciation of $261,489,593 and gross depreciation of $44,151,544 for income tax purposes. At April 30, 1997, the aggregate cost of securities for federal income tax purposes was $2,197,396,219.
(b) Non-income producing.

                       See Notes to Financial Statements

                      STATEMENT OF ASSETS AND LIABILITIES
                                 APRIL 30, 1997
                                  (Unaudited)


Assets
Investment securities at value
  (Identified cost $2,197,248,788)                     $2,414,734,268
Short-term investments held as collateral for loaned
  securities                                               33,458,538
Receivables
 Investment securities sold                                48,240,998
 Dividends and interest                                     1,458,213
 Fund shares sold                                             799,023
                                                       ---------------
  Total assets                                          2,498,691,040
                                                       ---------------
Liabilities
Payables
 Investment securities purchased                          129,635,473
 Collateral on securities loaned                           33,458,538
 Fund shares repurchased                                    3,519,060
 Investment advisory fee                                    1,242,398
 Transfer agent fee                                           621,825
 Distribution fee                                             499,180
 Financial agent fee                                           38,416
 Trustees' fee                                                  3,852
Accrued expenses                                              387,661
                                                       ---------------
  Total liabilities                                       169,406,403
                                                       ---------------
Net Assets                                             $2,329,284,637
                                                       ===============
Net Assets Consist of:
Capital paid in on shares of beneficial interest       $1,856,921,806
Undistributed net investment income                         6,884,918
Accumulated net realized gain                             247,992,433
Net unrealized appreciation                               217,485,480
                                                       ---------------
Net Assets                                             $2,329,284,637
                                                       ===============
Class A
Shares of beneficial interest outstanding, $1 par
  value, unlimited authorization (Net Assets
  $2,273,146,137)                                          95,771,332
Net asset value per share                                      $23.74
Offering price per share
  $23.74/(1-4.75%)                                             $24.92
Class B
Shares of beneficial interest outstanding, $1 par
  value, unlimited authorization (Net Assets
  $56,138,500)                                              2,391,111
Net asset value and offering price per share                   $23.48


                            STATEMENT OF OPERATIONS
                        SIX MONTHS ENDED APRIL 30, 1997
                                  (Unaudited)


Investment Income
Dividends                                                 $ 14,401,519
Interest                                                     8,664,932
Security lending                                                92,804
                                                          -------------
  Total investment income                                   23,159,255
                                                          -------------
Expenses
Investment advisory fee                                      7,898,273
Distribution fee--Class A                                    2,917,260
Distribution fee--Class B                                      255,021
Financial agent fee                                            281,407
Transfer agent                                               1,906,161
Printing                                                       222,788
Custodian                                                       98,814
Professional                                                    28,063
Registration                                                    27,389
Trustees                                                         9,376
Miscellaneous                                                   24,060
                                                          -------------
  Total expenses                                            13,668,612
                                                          -------------
Net investment income                                        9,490,643
                                                          -------------
Net Realized and Unrealized Gain (Loss) on Investments
Net realized gain on securities                            247,931,080
Net realized loss on foreign currency transactions            (103,593)
Net change in unrealized appreciation (depreciation) on
  investments                                             (117,492,580)
                                                          -------------
Net gain on investments                                    130,334,907
                                                          -------------
Net increase in net assets resulting from
  operations                                              $139,825,550
                                                          =============



                        See Notes to Financial Statements

                       STATEMENT OF CHANGES IN NET ASSETS



                                                                                   Six Months
                                                                                      Ended
                                                                                  April 30, 1997       Year Ended
                                                                                   (Unaudited)       October 31, 1996
                                                                                  ----------------   -----------------
From Operations
 Net investment income                                                           $    9,490,643       $   18,992,565
 Net realized gain                                                                  247,827,487          403,021,799
 Net change in unrealized appreciation (depreciation)                              (117,492,580)         (60,960,282)
                                                                                  --------------      --------------
 Increase in net assets resulting from operations                                   139,825,550          361,054,082
                                                                                  --------------      --------------
From Distributions to Shareholders
 Net investment income--Class A                                                      (7,403,527)         (22,644,345)
 Net investment income--Class B                                                              --              (98,685)
 Net realized gains--Class A                                                       (394,729,314)        (149,324,628)
 Net realized gains--Class B                                                         (8,236,665)          (1,479,427)
                                                                                  --------------      --------------
 Decrease in net assets from distributions to shareholders                         (410,369,506)        (173,547,085)
                                                                                  --------------      --------------
From Share Transactions
Class A
 Proceeds from sales of shares (5,674,192 and 9,835,907 shares, respectively)       139,503,504          250,496,105
 Net asset value of shares issued from reinvestment of distributions
  (15,837,454 and 6,641,514 shares, respectively)                                   371,229,911          158,927,977
 Cost of shares repurchased (13,096,396 and 21,426,723 shares, respectively)       (320,160,777)        (546,897,194)
                                                                                  --------------      --------------
Total                                                                               190,572,638         (137,473,112)
                                                                                  --------------      --------------
Class B
 Proceeds from sales of shares (553,913 and 1,000,869 shares, respectively)          13,441,615           25,339,947
 Net asset value of shares issued from reinvestment of distributions
  (322,453 and 59,359 shares, respectively)                                           7,493,814            1,409,232
 Cost of shares repurchased (187,299 and 171,122 shares, respectively)               (4,476,314)          (4,348,366)
                                                                                  --------------      --------------
Total                                                                                16,459,115           22,400,813
                                                                                  --------------      --------------
 Increase (decrease) in net assets from share transactions                          207,031,753         (115,072,299)
                                                                                  --------------      --------------
 Net increase (decrease) in net assets                                              (63,512,203)          72,434,698
Net Assets
 Beginning of period                                                              2,392,796,840        2,320,362,142
                                                                                  --------------      --------------
 End of period (including undistributed net investment income of
  $6,884,918 and $4,797,802, respectively)                                       $2,329,284,637       $2,392,796,840
                                                                                  ==============      ==============


                       See Notes to Financial Statements

                              FINANCIAL HIGHLIGHTS
    (Selected data for a share outstanding throughout the indicated period)


                                                     Class A
                                        ----------------------------------
                                           Six Months
                                              Ended          Year Ended
                                             4/30/97         October 31,
                                           (Unaudited)          1996
                                        ------------------ ---------------
Net asset value, beginning of period    $    26.87         $    24.92
Income from investment operations(5)
 Net investment income                        0.10(4)            0.20(4)
 Net realized and unrealized gain             1.45               3.63
                                          -----------         ------------
  Total from investment operations            1.55               3.83
                                          -----------         ------------
Less distributions
 Dividends from net investment income        (0.09)             (0.25)
 Dividends from net realized gains           (4.59)             (1.63)
                                          -----------         ------------
  Total distributions                        (4.68)             (1.88)
                                          -----------         ------------
Change in net asset value                    (3.13)              1.95
                                          -----------         ------------
Net asset value, end of period          $    23.74         $    26.87
                                         ===========         ============
Total return(1)                               5.98%(3)          16.34%
Ratios/supplemental data:
Net assets, end of period (thousands)   $2,273,146         $2,347,471
Ratio to average net assets of:
 Operating expenses                           1.13%(2)           1.17%
 Net investment income                        0.81%(2)           0.80%
Portfolio turnover                              92%(3)            116%
Average commission rate paid(6)         $   0.0553         $   0.0534



                                                          Year Ended October 31,
                                            1995           1994           1993           1992
                                        -------------- -------------- -------------- -------------
Net asset value, beginning of period      $    21.24     $    21.53     $    20.76   $    22.60
Income from investment operations(5)
 Net investment income                          0.26           0.26           0.32         0.36
 Net realized and unrealized gain               4.53           0.17           1.15         0.97
                                         -----------    -----------    -----------   -----------
  Total from investment operations              4.79           0.43           1.47         1.33
                                         -----------    -----------    -----------   -----------
Less distributions
 Dividends from net investment income          (0.30)         (0.24)         (0.32)       (0.45)
 Dividends from net realized gains             (0.81)         (0.48)         (0.38)       (2.72)
                                         -----------    -----------    -----------   -----------
  Total distributions                          (1.11)         (0.72)         (0.70)       (3.17)
                                         -----------    -----------    -----------   -----------
Change in net asset value                       3.68          (0.29)          0.77        (1.84)
                                         -----------    -----------    -----------   -----------
Net asset value, end of period            $    24.92     $    21.24     $    21.53   $    20.76
                                         ===========    ===========    ===========   ===========
Total return(1)                                23.91%          2.06%          7.20%        6.95%
Ratios/supplemental data:
Net assets, end of period (thousands)     $2,300,251     $2,140,458     $2,563,442   $2,186,868
Ratio to average net assets of:
 Operating expenses                             1.20%          1.19%          1.18%        1.17%
 Net investment income                          0.92%          1.22%          1.55%        1.86%
Portfolio turnover                               109%           118%           176%         192%
Average commission rate paid(6)                  N/A            N/A            N/A          N/A


                                                                      Class B
                                        ------------------------------------------------------------
                                          Six Months                                       From
                                            Ended                                       Inception
                                           4/30/97         Year Ended October 31,       7/15/94 to
                                         (Unaudited)        1996           1995          10/31/94
                                        --------------- -------------- --------------   ------------
Net asset value, beginning of period    $  26.63          $ 24.74          $ 21.19        $20.48
Income from investment operations(5)
 Net investment income                      0.01(4)            --(4)            --(4)       0.01
 Net realized and unrealized gain           1.43             3.61             4.60          0.70
                                        -----------        ---------        --------       ------
  Total from investment operations          1.44             3.61             4.60          0.71
                                        -----------        ---------        --------       ------
Less distributions
 Dividends from net investment income         --            (0.09)           (0.24)           --
 Dividends from net realized gains         (4.59)           (1.63)           (0.81)           --
                                        -----------        ----------       --------       ------
  Total distributions                      (4.59)           (1.72)           (1.05)           --
                                        -----------        ----------       --------       ------
Change in net asset value                  (3.15)            1.89             3.55          0.71
                                        -----------        ----------       --------       ------
Net asset value, end of period          $  23.48          $ 26.63          $ 24.74        $21.19
                                        ===========       ==========        ========       ======
Total return(1)                             5.59%(3)        15.48%           23.02%         3.47%(3)
Ratios/supplemental data:
Net assets, end of period (thousands)   $ 56,139          $45,326          $20,111        $2,966
Ratio to average net assets of:
 Operating expenses                         1.88%(2)         1.93%            1.97%         1.87%(2)
 Net investment income                      0.07%(2)         0.01%            0.01%         0.32%(2)
Portfolio turnover                            92%(3)          116%             109%          118%
Average commission rate paid(6)         $ 0.0553          $0.0534              N/A           N/A


(1) Maximum sales load is not reflected in the total return calculation.
(2) Annualized
(3) Not annualized
(4) Computed using average shares outstanding.
(5) Distributions are made in accordance with the prospectus; however, class level per share income from investment operations may vary from anticipated results depending on the time of share purchases and redemptions.
(6) For fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate per share for securities trades on which commissions are charged. This rate generally does not reflect mark-ups, mark-downs, or spreads on shares traded on a principal basis.


                        See Notes to Financial Statements

PHOENIX AGGRESSIVE GROWTH FUND SERIES

INVESTOR PROFILE

     Phoenix Aggressive Growth Fund is designed for long-term investors who are willing to assume above-average risk in return for above-average capital growth potential.


INVESTMENT ADVISER'S REPORT

     For the six months ended April 30, 1997, Phoenix Aggressive Growth Fund Class A shares fell 3.99% and Class B shares fell 4.33% compared to a negative return of 7.29% for the Russell 2000 Growth Index. The S&P 500 Index returned 14.72% for the same period. All performance figures assume reinvestment of dividends and exclude the effect of sales charges.
     Over reasonably long time frames, small and mid-sized companies are generally able to achieve more rapid growth in sales and net income than larger, well-established companies. We believe that above-average growth leads to above-average stock market performance over time. The Russell 2000 Growth Index is an unmanaged index of companies with characteristics that are more representative of those the Fund favors than is the S&P 500 Index. As a result, the Fund's benchmark has been changed from the S&P 500 Index to the Russell 2000 Growth Index.
     The market has clearly been dominated by large-cap stocks recently. Several factors have contributed to the poor performance of small- and mid-cap stocks. Record cash inflows into equity mutual funds have driven many fund managers to the more liquid large-cap market segment. Uncertainty over the continuing strength of the economy and direction of interest rates also focused investor attention on stocks perceived to have more predictable earnings, typically the larger, more established companies.
     The Fund's performance was also limited by its overweighting in technology and energy early in the period when Software Solutions, Hybrid Network and Energy Technology were among our top five investment themes in the portfolio. As the market continued to focus on the large-cap sector, we moved a portion of the portfolio into companies with larger market capitalizations that we believe offered above-average growth potential. At the end of April, the Fund's largest theme concentrations were Deregulating Financial Services and Deregulating Media. Positive contributors to performance included Intel, Microsoft, McAfee and Walt Disney.


OUTLOOK

     Looking to the next six months, we expect the economic climate to be more moderate, with slower earnings growth for the overall market. We believe that stock performance tracks earnings growth in the long run. Therefore, our research focus is on identifying companies that have the potential for 20% growth in revenue, operating profit and earnings. We continue to believe investment opportunities within the Deregulating Media, Deregulating Financial Services and Retail Revival themes offer the potential for above-average returns.
     Cash reserves were raised to about 7% as of April 30. We will use the available cash to take advantage of attractive buying opportunities in the technology and health-care sectors. * The S&P 500 Stock Index is an unmanaged but commonly used measure of stock return performance.

Phoenix Aggressive Growth Fund Series
--------------------------------------------------------------------------------

                         INVESTMENTS AT APRIL 30, 1997
                                  (Unaudited)

                                                       SHARES     VALUE
                                                       ------     -----
COMMON STOCKS--90.1%
Advertising--1.4%
 Outdoor Systems, Inc. (b)   .....................   110,400   $3,063,600
                                                              -----------
Aerospace & Defense--2.1%
 Datum, Inc. (b)    ..............................   200,000    4,650,000
                                                              -----------
Auto & Truck Parts--1.3%
 Cummins Engine Co., Inc. (b)   ..................    50,000    2,806,250
                                                              -----------
Banks--4.6%
 BankAmerica Corp.  ..............................    50,000    5,843,750
 Chase Manhattan Corp.    ........................    35,000    3,241,875
 Zions Bank Corp.   ..............................     9,400    1,189,100
                                                              -----------
                                                               10,274,725
                                                              -----------
Beverages--3.7%
 Coca-Cola Co.   .................................    70,000    4,453,750
 Seagram Ltd. (Canada)    ........................   100,000    3,825,000
                                                              -----------
                                                                8,278,750
                                                              -----------
Computer Software & Services--10.3%
 Computer Associates International, Inc.    ......    75,000    3,900,000
 HBO & Co.    ....................................    75,000    4,012,500
 McAfee Associates, Inc. (b)    ..................    50,000    2,787,500
 Microsoft Corp. (b)   ...........................    30,000    3,645,000
 PRI Automation, Inc. (b)    .....................    50,000    2,562,500
 Veritas Software Corp. (b)  .....................    80,000    2,690,000
 Visio Corp. (b)    ..............................    24,300    1,233,225
 Yahoo!, Inc. (b)   ..............................    60,000    2,047,500
                                                              -----------
                                                               22,878,225
                                                              -----------
Cosmetics & Soaps--3.4%
 Clorox Co.   ....................................    25,000    3,184,375
 Gillette Co.    .................................    50,000    4,250,000
                                                              -----------
                                                                7,434,375
                                                              -----------
Diversified Financial Services--7.7%
 American Express Co.  ...........................    70,000    4,611,250
 Conseco, Inc.   .................................    75,000    3,103,125
 Federal Home Loan Mortgage Corp.  ...............   150,000    4,781,250
 Travelers Group, Inc.    ........................    80,000    4,430,000
                                                              -----------
                                                               16,925,625
                                                              -----------
Diversified Miscellaneous--2.6%
 Central Garden & Pet Co. (b)   ..................   290,000    5,781,875
                                                              -----------
Electrical Equipment--1.4%
 SCI Systems, Inc. (b)    ........................    50,000    3,087,500
                                                              -----------
Electronics--1.6%
 Texas Instruments, Inc.  ........................    40,000    3,570,000
                                                              -----------
Entertainment, Leisure & Gaming--5.5%
 Time Warner, Inc.  ..............................   125,000    5,625,000
 Walt Disney Co.    ..............................    80,000    6,560,000
                                                              -----------
                                                               12,185,000
                                                              -----------
Healthcare--Diversified--3.7%
 Bristol-Myers Squibb Co.    .....................    50,000   $3,275,000
 Warner-Lambert Co.    ...........................    50,000    4,900,000
                                                              -----------
                                                                8,175,000
                                                              -----------
Healthcare--Drugs--0.3%
 Amylin Pharmaceuticals, Inc. (b)  ...............    66,900      685,725
                                                              -----------
Household Furnishings & Appliances--0.9%
 Sunbeam Corp., Inc.   ...........................    60,000    1,905,000
                                                              -----------
Insurance--8.2%
 Aetna, Inc.  ....................................    40,000    3,645,000
 Allstate Corp.  .................................    75,000    4,912,500
 Progressive Corp.  ..............................    75,000    5,709,375
 UNUM Corp.   ....................................    50,000    3,850,000
                                                              -----------
                                                               18,116,875
                                                              -----------
Oil Service & Equipment--5.8%
 Diamond Offshore Drilling (b)  ..................    60,000    3,862,500
 Falcon Drilling Co., Inc. (b)  ..................    60,000    2,295,000
 Newpark Resources, Inc. (b)    ..................    25,000    1,121,875
 Schlumberger Ltd.  ..............................    50,000    5,537,500
                                                              -----------
                                                               12,816,875
                                                              -----------
Professional Services--2.0%
 Apollo Group, Inc. Class A (b)    ...............    50,000    1,343,750
 HFS, Inc. (b)   .................................    50,000    2,962,500
                                                              -----------
                                                                4,306,250
                                                              -----------
Publishing, Broadcasting, Printing & Cable--10.1%
 Clear Channels Communications, Inc. (b)    ......    25,000    1,212,500
 Gannett Co., Inc.  ..............................    60,000    5,235,000
 Heftel Broadcasting Corp. Class A (b)   .........   110,000    5,500,000
 New York Times Co. Class A  .....................   100,000    4,325,000
 Tribune Co.  ....................................    60,000    2,632,500
 Univision Communications, Inc. Class A (b)   .      100,000    3,400,000
                                                              -----------
                                                               22,305,000
                                                              -----------
Retail--4.6%
 Costco Co., Inc. (b)  ...........................   100,000    2,887,500
 Home Depot, Inc.   ..............................    75,000    4,350,000
 Wal-Mart Stores, Inc.    ........................   100,000    2,825,000
                                                              -----------
                                                               10,062,500
                                                              -----------
Telecommunications Equipment--4.1%
 CMG Information Services, Inc. (b)   ............    90,600    1,155,150
 Cascade Communications Corp. (b)  ...............   125,000    3,937,500
 Level One Communications, Inc. (b)   ............    32,600    1,043,200
 Lucent Technologies, Inc.   .....................    50,000    2,956,250
                                                              -----------
                                                                9,092,100
                                                              -----------



                       See Notes to Financial Statements

Utility--Telephone--4.8%
 Bell Atlantic Corp.  ............  80,000   $ 5,420,000
 NYNEX Corp.    .................. 100,000     5,175,000
                                             ------------
                                              10,595,000
                                             ------------
TOTAL COMMON STOCKS
 (Identified cost $187,956,147)  ............198,996,250
                                             ------------
WARRANTS--3.1%
Electronics--3.1%
 Intel Corp. Warrants (b)   ......  60,000     6,772,500
                                             ------------
TOTAL WARRANTS
 (Identified cost $5,954,000) ...............  6,772,500
                                             ------------
TOTAL LONG-TERM INVESTMENTS--93.2%
 (Identified cost $193,910,147)  ............205,768,750
                                             ------------



                               STANDARD     PAR
                               & POOR'S    VALUE
                                RATING     (000)          VALUE
                               ---------- -------- --------------------
SHORT-TERM OBLIGATIONS--24.0%
Commercial Paper--1.2%
 Anheuser-Busch Cos., Inc.
    5.46%, 5-9-97    .........   A-1+       $2,040  $    2,037,525
 General Re Corp. 5.53%,
    5-21-97    ...............   A-1+          405         403,756
 Cargill, Inc. 5.53%, 6-3-97     A-1+          315         313,403
                                                    ---------------
                                                         2,754,684
                                                    ---------------
Federal Agency Securities--22.8%
 Federal Home Loan Banks 5.28%, 5-1-97   .  35,260      35,260,000
 Federal Home Loan Mortgage Corp. 5.34%,
    5-5-97  ..............................  15,000      14,991,100
                                                    ---------------
                                                        50,251,100
                                                    ---------------
TOTAL SHORT-TERM OBLIGATIONS
 (Identified cost $53,005,784)   ..................     53,005,784
                                                    ---------------
TOTAL INVESTMENTS--117.2%
 (Identified cost $246,915,931)  ..................    258,774,534(a)
 Cash and receivables, less liabilities--(17.2%)       (38,036,135)
                                                    ---------------
NET ASSETS--100.0%   .............................. $  220,738,399
                                                    ===============

(a) Federal Income Tax Information: Net unrealized appreciation of investment securities is comprised of gross appreciation of $13,325,912 and gross depreciation of $1,467,309 for income tax purposes. At April 30, 1997, the aggregate cost of securities for federal income tax purposes was $246,915,931.
(b) Non-income producing.


                       See Notes to Financial Statements

                      STATEMENT OF ASSETS AND LIABILITIES
                                 APRIL 30, 1997
                                  (Unaudited)


Assets
Investment securities at value
  (Identified cost $246,915,931)                          $258,774,534
Short-term investments held as collateral for loaned
  securities                                                12,476,285
Cash                                                             4,426
Receivables
 Investment securities sold                                  5,899,568
 Fund shares sold                                              276,600
 Dividends and interest                                         42,675
                                                           ------------
  Total assets                                             277,474,088
                                                           ------------
Liabilities
Payables
 Collateral on securities loaned                            12,476,285
 Investment securities purchased                            43,840,385
 Fund shares repurchased                                       127,371
 Investment advisory fee                                       124,362
 Transfer agent fee                                             53,174
 Distribution fee                                               50,829
 Financial agent fee                                             8,915
 Trustees' fee                                                   3,958
Accrued expenses                                                50,410
                                                           ------------
  Total liabilities                                         56,735,689
                                                           ------------
Net Assets                                                $220,738,399
                                                           ============
Net Assets Consist of:
Capital paid in on shares of beneficial interest          $207,079,797
Undistributed net investment loss                             (571,855)
Accumulated net realized gain                                2,371,854
Net unrealized appreciation                                 11,858,603
                                                           ------------
Net Assets                                                $220,738,399
                                                           ============
Class A
Shares of beneficial interest outstanding, $1 par value,
 unlimited authorization (Net Assets $209,615,661)          15,185,617
Net asset value per share                                       $13.80
Offering price per share
  $13.80/(1-4.75%)                                              $14.49
Class B
Shares of beneficial interest outstanding, $1 par value,
  unlimited authorization (Net Assets $11,122,738)             823,895
Net asset value and offering price per share                    $13.50



                            STATEMENT OF OPERATIONS
                        SIX MONTHS ENDED APRIL 30, 1997
                                  (Unaudited)


Investment Income
Interest                                                     $    446,739
Dividends                                                         423,544
Security lending                                                   46,447
                                                             ------------
 Total investment income                                          916,730
                                                             ------------
Expenses
Investment advisory fee                                           832,023
Distribution fee--Class A                                         282,980
Distribution fee--Class B                                          56,684
Financial agent fee                                                50,750
Transfer agent                                                    190,278
Printing                                                           27,928
Registration                                                       15,052
Professional                                                       12,021
Trustees                                                            9,429
Custodian                                                           8,402
Miscellaneous                                                       3,038
                                                             ------------
 Total expenses                                                 1,488,585
                                                             ------------
Net investment loss                                              (571,855)
                                                             ------------
Net Realized and Unrealized Gain (Loss) on Investments
Net realized gain on securities                                 3,376,218
Net change in unrealized appreciation (depreciation) on
  investments                                                 (11,857,324)
                                                             ------------
Net loss on investments                                        (8,481,106)
                                                             ------------
Net decrease in net assets resulting from
  operations                                                 $ (9,052,961)
                                                             ============


                        See Notes to Financial Statements

                       STATEMENT OF CHANGES IN NET ASSETS



                                                                                    Six Months
                                                                                       Ended
                                                                                   April 30, 1997       Year Ended
                                                                                    (Unaudited)       October 31, 1996
                                                                                   ----------------   -----------------
From Operations
 Net investment loss                                                                $   (571,855)      $  (1,821,362)
 Net realized gain                                                                     3,376,218          39,039,816
 Net change in unrealized appreciation (depreciation)                                (11,857,324)         (4,196,804)
                                                                                    ------------       -------------
 Increase (decrease) in net assets resulting from operations                          (9,052,961)         33,021,650
                                                                                    ------------       -------------
From Distributions to Shareholders
 Net investment income--Class A                                                               --            (230,621)
 Net investment income--Class B                                                               --                  --
 Net realized gains--Class A                                                         (33,832,914)        (24,390,155)
 Net realized gains--Class B                                                          (1,733,865)           (370,937)
                                                                                    ------------       -------------
 Decrease in net assets from distributions to shareholders                           (35,566,779)        (24,991,713)
                                                                                    ------------       -------------
From Share Transactions
Class A
 Proceeds from sales of shares (3,712,738 and 20,593,244 shares, respectively)        59,229,852         339,736,195
 Net asset value of shares issued from reinvestment of distributions
  (2,152,049 and 1,566,906 shares, respectively)                                      31,462,960          22,579,121
 Cost of shares repurchased (4,542,777 and 19,216,354 shares, respectively)          (72,194,991)       (316,940,541)
                                                                                    ------------       -------------
Total                                                                                 18,497,821          45,374,775
                                                                                    ------------       -------------
Class B
 Proceeds from sales of shares (379,221 and 739,574 shares, respectively)              5,711,094          12,090,017
 Net asset value of shares issued from reinvestment of distributions
  (104,654 and 23,041 shares, respectively)                                            1,500,729             329,024
 Cost of shares repurchased (291,441 and 277,273 shares, respectively)                (4,305,736)         (4,550,009)
                                                                                    ------------       -------------
Total                                                                                  2,906,087           7,869,032
                                                                                    ------------       -------------
 Increase in net assets from share transactions                                       21,403,908          53,243,807
                                                                                    ------------       -------------
 Net increase (decrease) in net assets                                               (23,215,832)         61,273,744
Net Assets
 Beginning of period                                                                 243,954,231         182,680,487
                                                                                    ------------       -------------
 End of period (including undistributed net investment income (loss) of
  ($571,855) and $0, respectively)                                                  $220,738,399       $ 243,954,231
                                                                                    ============       =============


                       See Notes to Financial Statements

                              FINANCIAL HIGHLIGHTS
    (Selected data for a share outstanding throughout the indicated period)


                                                            Class A
                                           -------------------------------------
                                               Six Months           Year
                                                 Ended             Ended
                                                4/30/97          October 31,
                                              (Unaudited)           1996
                                           ------------------- -----------------
Net asset value, beginning of period        $  16.84            $  16.51
Income from investment operations(5)
 Net investment income (loss)                  (0.03)              (0.13)(4)
 Net realized and unrealized gain (loss)       (0.50)               2.64
                                            ---------             ------------
  Total from investment operations             (0.53)               2.51
                                            ---------             ------------
Less distributions
 Dividends from net investment income             --               (0.02)
 Dividends from net realized gains             (2.51)              (2.16)
 In excess of accumulated realized gains          --                  --
                                            ---------             ------------
  Total distributions                          (2.51)              (2.18)
                                            ---------             ------------
Change in net asset value                      (3.04)               0.33
                                            ---------             ------------
Net asset value, end of period              $  13.80            $  16.84
                                            =========            ============
Total return(1)                                (3.99)%(3)          17.43%
Ratios/supplemental data:
Net assets, end of period (thousands)       $209,616            $233,488
Ratio to average net assets of:
 Operating expenses                             1.22%(2)            1.20%
 Net investment income (loss)                  (0.45)%(2)          (0.81)%
Portfolio turnover                               310%(3)             401%
Average commission rate paid(6)             $ 0.0563            $ 0.0655



                                                            Year Ended October 31,
                                                1995          1994         1993         1992
                                           --------------- ------------ ------------ -----------
Net asset value, beginning of period         $  13.33        $  14.56     $  13.56   $  14.88
Income from investment operations(5)
 Net investment income (loss)                    0.06(4)         0.27         0.22       0.23
 Net realized and unrealized gain (loss)         4.21           (0.21)        1.62       0.59
                                            ----------      ---------    ---------   ---------
  Total from investment operations               4.27            0.06         1.84       0.82
                                            ----------      ---------    ---------   ---------
Less distributions
 Dividends from net investment income           (0.19)          (0.22)       (0.23)     (0.25)
 Dividends from net realized gains              (0.90)          (1.07)       (0.61)     (1.50)
 In excess of accumulated realized gains           --              --           --      (0.39)
                                            ----------      ---------    ---------   ---------
  Total distributions                           (1.09)          (1.29)       (0.84)     (2.14)
                                            ----------      ---------    ---------   ---------
Change in net asset value                        3.18           (1.23)        1.00      (1.32)
                                            ----------      ---------    ---------   ---------
Net asset value, end of period               $  16.51        $  13.33     $  14.56   $  13.56
                                            ==========      =========    =========   =========
Total return(1)                                 35.14%           0.37%       14.15%      7.11%
Ratios/supplemental data:
Net assets, end of period (thousands)        $180,288        $140,137     $143,035   $128,530
Ratio to average net assets of:
 Operating expenses                              1.29%           1.26%        1.17%      1.25%
 Net investment income (loss)                    0.43%           1.97%        1.58%      1.70%
Portfolio turnover                                331%            306%         192%       251%
Average commission rate paid(6)                   N/A             N/A          N/A        N/A


                                                                                Class B
                                           ---------------------------------------------------------------------------
                                                                           Year Ended October 31,
                                               Six Months                                                  From
                                                 Ended                                                  Inception
                                                4/30/97                                                 7/21/94 to
                                              (Unaudited)            1996              1995              10/31/94
                                           ------------------- ----------------- ------------------  -----------------
Net asset value, beginning of period        $ 16.57              $ 16.38              $13.31             $13.09
Income from investment operations(5)
 Net investment income (loss)                 (0.08)               (0.25)(4)           (0.12)(4)           0.02
 Net realized and unrealized gain (loss)      (0.48)                2.60                4.26               0.20
                                            --------              ------------        ----------          ---------
  Total from investment operations            (0.56)                2.35                4.14               0.22
                                            --------              ------------        ----------          ---------
Less distributions
 Dividends from net investment income            --                   --               (0.17)                --
 Dividends from net realized gains            (2.51)               (2.16)              (0.90)                --
                                            --------              ------------        ----------          ---------
  Total distributions                         (2.51)               (2.16)              (1.07)                --
                                            --------              ------------        ----------          ---------
Change in net asset value                     (3.07)                0.19                3.07               0.22
                                            --------              ------------        ----------          ---------
Net asset value, end of period              $ 13.50              $ 16.57              $16.38             $13.31
                                            ========             ============         ==========          =========
Total return(1)                               (4.33)%(3)           16.52%              34.15%              1.68%(3)
Ratios/supplemental data:
Net assets, end of period (thousands)       $11,123              $10,466              $2,393               $330
Ratio to average net assets of:
 Operating expenses                            1.97%(2)             1.95%               2.04%              1.81%(2)
 Net investment income (loss)                 (1.19)%(2)           (1.57)%             (0.83)%             1.45%(2)
Portfolio turnover                              310%(3)              401%                331%               306%
Average commission rate paid(6)             $0.0563              $0.0655                 N/A                N/A

(1) Maximum sales load is not reflected in the total return calculation.
(2) Annualized
(3) Not annualized
(4) Computed using average shares outstanding.
(5) Distributions are made in accordance with the prospectus; however, class level per share income from investment operations may vary from anticipated results depending on the timing of share purchases and redemptions.
(6) For fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate per share for securities trades on which commissions are charged. This rate generally does not reflect mark-ups, mark-downs, or spreads on shares traded on a principal basis.


                        See Notes to Financial Statements

PHOENIX HIGH YIELD FUND SERIES

INVESTOR PROFILE

  Phoenix High Yield Fund is designed for aggressive investors seeking high current income as well as the potential for long-term capital appreciation. The Fund invests in corporate and government securities issued by the U.S. and emerging-market countries. Foreign investing involves special risks, such as currency fluctuation, less public disclosure and economic and political risks.

INVESTMENT ADVISER'S REPORT

  The Phoenix High Yield Fund continued to provide investors with above-average returns during a period marked by generally lackluster results in the bond market. For the six months ended April 30, 1997, Class A shares provided a total return of 5.73% and Class B shares returned 5.44%. The CS First Boston High Yield Index* was up 6.00% for the period. All performance figures assume reinvestment of dividends and exclude the effect of sales charges.

  Although bond prices recovered slightly in late 1996, the resurgence of inflationary fears and rising interest rates, particularly after the Federal Reserve Board raised the Fed funds rate 25 basis points in March, led to a very volatile bond market. The most significant contributor to the Fund's very strong performance over the last six months, even given this unsettled environment, was our sizable allocation to dollar-denominated emerging-markets corporate debt.

  The Fund's focus has been on identifying emerging countries that are experiencing the types of improvements in their infrastructure associated with a better standard of living. Our research has led us to a number of rewarding investment opportunities in such countries as Brazil, Poland, Argentina and China.

  The Fund has also benefited from its domestic high-yield holdings in the oil and gas sector.

OUTLOOK

  Given our outlook for slower growth in the U.S., we will be stressing higher-rated credits within the high-yield universe as we move into the later stages of the economic cycle. We will continue, selectively, to take advantage of undervalued credits within the high-yield sector.

  Areas we believe will provide good returns for the portfolio include emerging markets and such domestic industries as cable television and pulp and paper, which are currently out of favor but offer good long-term appreciation potential.

* The CS First Boston High Yield Index generally includes over 180 issues with an average maturity range of seven to 10 years and a minimum issue size of $100 million.

                        INVESTMENTS AT APRIL 30, 1997
                                 (Unaudited)

                                    MOODY'S     PAR
                                     BOND      VALUE
                                    RATING     (000)        VALUE
                                    -------- ---------  --------------
NON-CONVERTIBLE BONDS--55.6%
Advertising--1.1%
 Outdoor Systems, Inc. 9.375%,
  '06                               B         $ 6,000    $ 5,850,000
                                                          -----------
Asset-Backed Securities--1.4%
 Airplanes Pass Through Trust 1D
  10.875%, '19                      Ba          7,000      7,738,920
                                                          -----------
Building & Materials--0.8%
 Neenah Corp. 144A 11.125%, '07
  (b)                               B           4,120      4,264,200
                                                          -----------
Chemical--1.3%
 General Chemical 9.25%, '03        B           7,300      7,318,250
                                                          -----------
Containers--4.1%
 Owens-Illinois, Inc. Debenture
  11%, '03                          Ba         11,000     12,292,500
 Portola Packaging, Inc. Sr. Note
  10.75%, '05                       B          10,000      9,925,000
                                                          -----------
                                                          22,217,500
                                                          -----------
Cosmetics & Soaps--4.5%
 Revlon Worldwide Corp. 144A 0%,
  '01 (b)                           B          38,000     24,985,000
                                                          -----------
Electronics--1.3%
 Anacomp, Inc. 144A 10.875%, '04
  (b)                               B(c)        7,000      6,886,250
                                                          -----------
Food--0.9%
 Sun World International 144A
  11.25%, '04 (b)                   NR          5,000      5,087,500
                                                          -----------
Household Furnishings & Appliances--0.7%
 Syratech Corp. 11%, '07            B           3,500      3,578,750
                                                          -----------
Non-Agency Mortgage-Backed Securities--4.2%
 DLJ Mortgage Acceptance Corp.
  94-MF4, B2 144A 8.50%, '01 (b)    BB(c)       3,000      2,794,687
 First Chicago/Lennar Trust 1
  97-CHL1, Series E Commercial
  Mortgage 144A 8.11%, '11 (b)      B(c)        7,500      5,568,750
 Fund America Structured Trust
  96-1, A 144A 0%, '30 (b)          Baa         3,000      2,251,875
 Ryland Mortgage Security Corp.
  III 92-A, 1C 8.33%, '30           BB(c)       1,000        763,125
 Salomon Brothers Mortgage VII
  95, C1 144A 6.801%, '08 (b)       B           8,720      6,583,481
 SML, Inc. 94-C1, B2 10.30%, '99    BB(c)       5,000      4,946,875
                                                          -----------
                                                          22,908,793
                                                          -----------
Oil--6.1%
 Benton Oil & Gas Co. 11.625%,
  '03 (g)                           B(c)      $ 9,800    $10,535,000
 Flores & Rucks, Inc. 9.75%, '06
  (g)                               B           5,000      5,175,000
 Lomak Petroleum, Inc. 8.75%, '07   B           4,000      3,820,000
 Nuevo Energy Co. 9.50%, '06        B          13,500     13,803,750
                                                          -----------
                                                          33,333,750
                                                          -----------
Oil Service & Equipment--2.9%
 Bellwether Exploration Co.
  10.875%, '07                      B           4,000      4,120,000
 NS Group, Inc. 13.50%, '03         B          10,500     11,681,250
                                                          -----------
                                                          15,801,250
                                                          -----------
Paper & Forest Products--5.5%
 Buckeye Cellulose Corp. 9.25%,
  '08 (g)                           Ba          5,500      5,596,250
 Crown Paper Co. 11%, '05           B           5,100      4,985,250
 Riverwood International Corp.
  10.25%, '06                       B           6,500      6,142,500
 Riverwood International Corp.
  10.875%, '08                      Caa         5,000      4,200,000
 SD Warren Co. Series B Sr. Sub.
  Notes 12%, '04                    B           4,250      4,669,688
 Stone Container Corp. 9.875%,
  '01                               B           5,000      4,737,500
                                                          -----------
                                                          30,331,188
                                                          -----------
Publishing, Broadcasting, Printing & Cable--8.6%
 Cablevision Systems Corp.
  9.875%, '06                       B           4,000      4,000,000
 Frontiervision 11%, '06            B           8,000      8,020,000
 Galaxy Telecom Sr. Sub. Notes
  12.375%, '05                      B           8,000      8,200,000
 Granite Broadcasting Corp.
  10.375%, '05                      B           7,000      7,017,500
 Hollinger International
  Publishing, Inc. 9.25%, '07       B           3,400      3,383,000
 Poland Communications, Inc. 144A
  9.875%, '03 (b)                   B          12,200     11,992,234
 Telemundo Group, Inc. 7%, '06
  (e)                               B           5,000      4,687,500
                                                          -----------
                                                          47,300,234
                                                          -----------
Retail--1.2%
 Central Tractor Farm & Country,
  Inc. 10.625%, '07                 B           3,500      3,570,000
 Scotty's, Inc. Series A
  Debenture 11.25%, '15             NR          3,018      2,867,100
                                                          -----------
                                                           6,437,100
                                                          -----------
Telecommunications Equipment--6.8%
 Call-Net Enterprises, Inc. 0%,
  '04 (e)                           B           7,000      5,932,500
 CommNet Cellular, Inc. Sub.
  Notes 11.25%, '05                 Caa         4,000      4,210,000

                       See Notes to Financial Statements

 International CableTel, Inc.
  Series B 0%, '06 (e)              B         $ 7,000    $  4,550,000
 International CableTel, Inc.
  144A 10%, '07 (b)                 B(c)        8,000       7,820,000
 Orion Network Systems, Inc. 0%,
  '07 (e)                           B           8,000       4,120,000
 USA Mobile Communications
  Holdings, Inc. Sr. Note 14%, '04  B           3,500       3,605,000
 Viatel, Inc. 0%, '05 (e)           B           3,500       2,275,000
 Western Wireless Corp. 10.50%,
  '07                               B           4,000       3,990,000
 Wireless One, Inc. 0%, '06 (e)     B           2,250         607,500
                                                          -----------
                                                           37,110,000
                                                          -----------
Truckers & Marine--1.1%
 Viking Star Shipping 9.625%, '03   Ba          6,000       6,232,500
                                                          -----------
Utility--Electric 3.1%
 California Energy Co. 9.875%,
  '03                               Ba          5,000       5,262,500
 California Energy Co. 10.25%,
  '04 (g)                           Ba         11,000      11,687,500
                                                          -----------
                                                           16,950,000
                                                          -----------
TOTAL NON-CONVERTIBLE BONDS
(Identified cost $300,310,559)                            304,331,185
                                                          -----------
FOREIGN NON-CONVERTIBLE BONDS--27.5%
Argentina--4.6%
 Bridas Corp. Yankee Sr. Note
  12.50%, '99                       B          11,500      12,621,250
 CEI Citicorp Holdings 144A
  9.75%, '07 (b)                    BB(c)       8,500       8,436,250
 Transportadora de Gas del Sur
  10.25%, '01                       B           4,000       4,280,000
                                                          -----------
                                                           25,337,500
                                                          -----------
Bahamas--1.1%
 Sun International Hotels 144A
  9%, '07 (b)                       Ba          6,000       5,970,000
                                                          -----------
Bermuda--0.8%
 AES China Generating Co. Yankee
  10.125%, '06                      Ba          4,400       4,609,000
                                                          -----------

Brazil--5.5%
 Globo Communicacoes
  Participacoes 144A 10.50%, '06
  (b)                               BB(c)      10,000      10,218,750
 RBS Participacoes SA 144A 11%,
  '07 (b)                           BB(c)       5,000       5,000,000
 Tevecap SA 144A 12.625%, '04 (b)   B           8,225       8,317,531
 TV Filme, Inc. 144A 12.875%, '04
  (b)                               B           6,250       6,375,000
                                                          -----------
                                                           29,911,281
                                                          -----------
Cayman Islands--1.9%
 Panda Global Energy Co. 144A
  12.50%, '04 (b)                   B(c)       10,700      10,098,125
                                                          -----------
Colombia--3.2%
 Comunicacion Celular SA 0%, '03
  (e)                               B          10,500       7,297,500
 Occidente Y Caribe Celular 0%,
  '04 (e)                           B         $16,085    $ 10,294,400
                                                          -----------
                                                           17,591,900
                                                          -----------
Greece--1.4%
 Fage Dairy Industries SA 144A
  9%, '07 (b)                       B           8,000       7,530,000
                                                          -----------
Indonesia--1.7%
 Asia Pulp & Paper Co. 144A 12%,
  '04 (b) (e)                       B           9,650       9,071,000
                                                          -----------
Mexico--6.8%
 Aerovias De Mexico SA Euro 144A
  9.75%, '00 (b)                    NR          3,500       3,425,625
 Copamex Industries SA 144A
  11.375%, '04 (b)                  B           8,000       8,160,000
 Grupo Televisa SA 0%, '08 (e)      Ba          5,600       3,654,000
 Innova S De R.L. 144A 12.875%,
  '07 (b)                           B          10,000       9,825,000
 Ispat Mexicana SA Euro 10.375%,
  '01                               NR         12,000      12,285,000
                                                          -----------
                                                           37,349,625
                                                          -----------
Venezuela--0.5%
 CanTV Finance Ltd. VNT 9.25%,
  '04                               Ba          3,000       2,970,000
                                                          -----------
TOTAL FOREIGN NON-CONVERTIBLE BONDS
(Identified cost $147,633,269)                            150,438,431
                                                          -----------
FOREIGN CONVERTIBLE BONDS--0.2%
Mexico--0.2%
 Empresas ICA Sociedad Euro Cv.
  5%, '04                           B(c)        1,500       1,121,250
                                                          -----------
TOTAL FOREIGN CONVERTIBLE BONDS
(Identified cost $1,044,307)                                1,121,250
                                                          -----------
FOREIGN GOVERNMENT SECURITIES--7.2%
Dominican Republic--0.4%
 Dominican Republic 6.375%, '24
  (e)                               B(c)        2,500       1,962,500
                                                          -----------
Jordan--0.9%
 Jordan Par 4%, '23 (e)             Ba          8,000       4,675,000
                                                          -----------
Mexico--0.7%
 United Mexican States Discount A
  6.867%, '19 (e)(f)                Ba          4,500       3,988,125
                                                          -----------
Morocco--1.7%
 Morocco R&C Agreement Series A
  6.375%, '09 (e)                   NR         10,800       9,504,000
                                                          -----------
Venezuela--3.5%
 Banco Central Venezuela NMB B-NP
  6.50%, '05 (e)                    Ba          1,000         890,625
 Banco Central Venezuela NMB B-P
  6.50%, '05 (e)                    Ba          5,000       4,453,125
 Republic of Venezuela Series A
  NMB 6.625%, '05 (e)               Ba          7,000       6,234,375
 Venezuela-FLIRB A 6.75%, '07 (e)   Ba          4,762       4,276,787
 Venezuela-FLIRB B 6.75%, '07 (e)   Ba          3,810       3,421,425
                                                          -----------
                                                           19,276,337
                                                          -----------

                       See Notes to Financial Statements

                                                          VALUE
                                                     ----------------
TOTAL FOREIGN GOVERNMENT SECURITIES
(Identified cost $34,344,306)                         $  39,405,962
                                                      -------------
                                            SHARES
                                           --------
PREFERRED STOCKS--4.5%
Paper & Forest Products--0.6%
 SD Warren Co. Pfd. PIK Series B 14%       115,000        3,441,670
                                                      -------------
Publishing, Broadcasting, Printing &
  Cable--3.9%
 American Radio Systems Pfd. PIK 144A
  11.375% (b)                               97,252        9,554,960
 Cablevision Systems Corp. Pfd. M B3 PIK
  11.125%                                   58,388        5,400,869
 Granite Broadcasting Corp. Pfd. PIK
  144A 12.75% (b)                            7,151        6,453,958
                                                      -------------
                                                         21,409,787
                                                      -------------
TOTAL PREFERRED STOCKS
 (Identified cost $24,565,779)                           24,851,457
                                                      -------------
CONVERTIBLE PREFERRED STOCKS--0.2%
Publishing, Broadcasting, Printing & Cable--0.2%
 Granite Broadcasting Corp. Cv. Pfd.        30,000        1,301,250
                                                      -------------
TOTAL CONVERTIBLE PREFERRED STOCKS
(Identified cost $2,025,000)                              1,301,250
                                                      -------------
COMMON STOCKS--0.1%
Publishing, Broadcasting, Printing & Cable--0.0%
 Sullivan Holdings, Inc. Class C (d)            76                0
                                                      -------------
Telecommunications Equipment--0.1%
 Viatel, Inc. (d)                           84,233          526,458
                                                      -------------
TOTAL COMMON STOCKS
 (Identified cost $850,646)                                 526,458
                                                      -------------

                                              SHARES        VALUE
                                             ---------  ---------------
WARRANTS--0.1%
Paper & Forest Products--0.1%
 SD Warren Co. Warrants 144A (b) (d)          115,000    $    575,000
                                                        -------------
TOTAL WARRANTS
 (Identified cost $568,100)                                   575,000
                                                        -------------
FOREIGN WARRANTS--0.1%
Colombia--0.1%
 Comunicacion Celular SA Warrants 144A (b)
  (d)                                          10,500         787,500
 Occidente Y Caribe Celular Warrants 144A
  (b) (d)                                      64,340               0
                                                        -------------
TOTAL FOREIGN WARRANTS
 (Identified cost $750,000)                                   787,500
                                                        -------------
TOTAL LONG-TERM INVESTMENTS--95.5%
 (Identified cost $512,091,966)                           523,338,493
                                                        -------------
                                  STANDARD      PAR
                                  & POOR'S     VALUE
                                   RATING      (000)
                                  ---------   --------
SHORT-TERM OBLIGATIONS--3.1%
Commercial Paper--2.5%
 Ciesco L.P. 5.55%,
  5-1-97                            A-1+     $ 13,945      13,945,000
                                                        -------------
Federal Agency Securities--0.6%
 Federal Home Loan
  Mortgage Corp. 5.34%,
  5-5-97                                        3,000       2,998,220
                                                        -------------
TOTAL SHORT-TERM OBLIGATIONS
 (Identified cost $16,943,220)                             16,943,220
                                                        -------------
TOTAL INVESTMENTS--98.6%
 (Identified cost $529,035,186)                           540,281,713(a)
 Cash and receivables, less liabilities--1.4%               7,601,703
                                                        -------------
NET ASSETS--100.0%                                       $547,883,416
                                                        =============


(a) Federal Income Tax Information: Net unrealized appreciation of investment securities is comprised of gross appreciation of $19,256,050 and gross depreciation of $8,009,523 for income tax purposes. At April 30, 1997, the aggregate cost of securities for federal income tax purposes was $529,035,186.
(b) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At April 30, 1997, these securities amounted to a value of $188,032,676 or 34% of net assets.
(c) As rated by Standard & Poor's, Duff & Phelps or Fitch.
(d) Non-income producing.
(e) Variable or step coupon security; interest rate shown reflects the rate currently in effect.
(f) Rights incorporated as a unit.
(g) Segregated as collateral.

                       See Notes to Financial Statements
34

                     STATEMENT OF ASSETS AND LIABILITIES
                                APRIL 30, 1997
                                 (Unaudited)


 Assets
Investment securities at value
 (Identified cost $529,035,186)                               $540,281,713
Receivables
 Investment securities sold                                     16,767,945
 Dividends and interest                                         11,112,672
 Fund shares sold                                                3,563,140
                                                              --------------
  Total assets                                                 571,725,470
                                                              --------------

Liabilities
Payables
 Custodian                                                       6,874,074
 Investment securities purchased                                15,851,250
 Fund shares repurchased                                           444,772
 Investment advisory fee                                           283,262
 Distribution fee                                                  129,165
 Transfer agent fee                                                115,445
 Financial agent fee                                                16,975
 Trustees' fee                                                       3,562
Accrued expenses                                                   123,549
                                                              --------------
  Total liabilities                                             23,842,054
                                                              --------------
Net Assets                                                    $547,883,416
                                                              ==============

Net Assets Consist of:
Capital paid in on shares of beneficial interest              $599,710,107
Undistributed net investment income                              2,047,108
Accumulated net realized loss                                  (65,120,326)
Net unrealized appreciation                                     11,246,527
                                                              --------------
Net Assets                                                    $547,883,416
                                                              ==============

Class A
Shares of beneficial interest outstanding, $1 par value,
 unlimited authorization (Net Assets $513,102,323)              58,760,300
Net asset value per share                                            $8.73
Offering price per share
 $8.73/(1-4.75%)                                                     $9.17

Class B
Shares of beneficial interest outstanding, $1 par value,
 unlimited authorization (Net Assets $34,781,093)                3,985,670
Net asset value and offering price per share                         $8.73


                           STATEMENT OF OPERATIONS
                       SIX MONTHS ENDED APRIL 30, 1997
                                 (Unaudited)

Investment Income
Interest                                                     $26,420,056
Dividends                                                      1,029,343
Security lending                                                   4,695
                                                              ------------
  Total investment income                                     27,454,094
                                                              ------------

Expenses
Investment advisory fee                                        1,771,256
Distribution fee--Class A                                        644,061
Distribution fee--Class B                                        148,766
Financial agent fee                                               96,233
Transfer agent                                                   389,474
Printing                                                          59,939
Custodian                                                         33,828
Professional                                                      21,104
Registration                                                      15,540
Trustees                                                           8,989
Miscellaneous                                                      4,724
                                                              ------------
  Total expenses                                               3,193,914
                                                              ------------
Net investment income                                         24,260,180
                                                              ------------

Net Realized and Unrealized Gain (Loss) on Investments
Net realized gain on securities                               15,997,073
Net change in unrealized appreciation (depreciation) on
  investments                                                 (9,849,361)
                                                              ------------
Net gain on investments                                        6,147,712
                                                              ------------
Net increase in net assets resulting from operations         $30,407,892
                                                              ============

                       See Notes to Financial Statements

STATEMENT OF CHANGES IN NET ASSETS

                                                                          Six Months
                                                                             Ended
                                                                        April 30, 1997      Year Ended
                                                                          (Unaudited)    October 31, 1996
                                                                       ----------------  -----------------
From Operations
 Net investment income                                                   $ 24,260,180      $  47,719,085
 Net realized gain                                                         15,997,073         26,433,066
 Net change in unrealized appreciation (depreciation)                      (9,849,361)         2,635,081
                                                                         ------------      -------------
 Increase in net assets resulting from operations                          30,407,892         76,787,232
                                                                         ------------      -------------
From Distributions to Shareholders
 Net investment income--Class A                                           (22,990,019)       (46,688,677)
 Net investment income--Class B                                            (1,261,079)        (1,579,272)
                                                                         ------------      -------------
 Decrease in net assets from distributions to shareholders                (24,251,098)       (48,267,949)
                                                                         ------------      -------------
From Share Transactions
Class A
 Proceeds from sales of shares (8,964,515 and 8,790,783 shares,
  respectively)                                                            78,692,551         73,572,017
 Net asset value of shares issued from reinvestment of distributions
  (1,319,594 and 2,806,249 shares, respectively)                           11,611,822         23,385,527
 Cost of shares repurchased (9,601,478 and 15,647,656 shares,
  respectively)                                                           (84,450,910)      (131,021,265)
                                                                         ------------      -------------
Total                                                                       5,853,463        (34,063,721)
                                                                         ------------      -------------
Class B
 Proceeds from sales of shares (1,721,607 and 1,998,410 shares,
  respectively)                                                            15,165,985         16,749,310
 Net asset value of shares issued from reinvestment of distributions
  (60,942 and 76,435 shares, respectively)                                    535,965            639,323
 Cost of shares repurchased (761,376 and 616,763 shares, respectively)     (6,688,527)        (5,170,475)
                                                                         ------------      -------------
Total                                                                       9,013,423         12,218,158
                                                                         ------------      -------------
 Increase (decrease) in net assets from share transactions                 14,866,886        (21,845,563)
                                                                         ------------      -------------
 Net increase in net assets                                                21,023,680          6,673,720
Net Assets
 Beginning of period                                                      526,859,736        520,186,016
                                                                         ------------      -------------
 End of period (including undistributed net investment income of
  $2,047,108 and $2,038,026, respectively)                               $547,883,416      $ 526,859,736
                                                                         ============      =============

                       See Notes to Financial Statements
36

                             FINANCIAL HIGHLIGHTS
(Selected data for a share outstanding throughout the indicated period)

                                                                       Class A
                                    -----------------------------------------------------------------------------
                                                         Year Ended October 31,
                                     Six Months
                                        Ended
                                       4/30/97
                                     (Unaudited)       1996        1995         1994         1993        1992
                                   --------------  ------------ ----------- ------------- ----------- -----------
Net asset value, beginning of
  period                                 $8.63          $8.17       $8.11        $9.11        $8.14       $7.70
Income from investment operations
 Net investment income                    0.39           0.78        0.80         0.76         0.74        0.77
 Net realized and unrealized gain
  (loss)                                  0.10           0.46        0.04        (0.97)        0.97        0.44
                                      ------------  -----------   ---------   -----------  ---------    ---------
  Total from investment operations        0.49           1.24        0.84        (0.21)        1.71        1.21
                                      ------------  -----------   ---------   -----------  ---------    ---------
Less distributions
 Dividends from net investment
  income                                 (0.39)         (0.78)      (0.78)       (0.76)       (0.74)      (0.77)
 Tax return of capital                      --             --          --        (0.03)          --          --
                                      ------------  -----------   ---------   -----------  ---------    ---------
  Total distributions                    (0.39)         (0.78)      (0.78)       (0.79)       (0.74)      (0.77)
                                      ------------  -----------   ---------   -----------  ---------    ---------
Change in net asset value                 0.10           0.46        0.06        (1.00)        0.97        0.44
                                      ------------  -----------   ---------   -----------  ---------    ---------
Net asset value, end of period           $8.73          $8.63       $8.17        $8.11        $9.11       $8.14
                                      ============  ===========   =========   ===========  =========    =========
Total return(1)                           5.73%(3)      15.95%      11.19%       (2.57)%      21.87%      16.28%
Ratios/supplemental data:
Net assets, end of period
  (thousands)                         $513,102       $501,265    $507,855     $531,773     $182,333    $113,197
Ratio to average net assets of:
 Operating expenses                       1.13%(2)       1.17%       1.21%        1.19%        1.04%       1.08%
 Net investment income                    8.94%(2)       9.21%      10.01%        9.01%        8.46%       9.51%
Portfolio turnover                          69%(3)        162%        147%         222%         157%        205%



                                                           Class B
                                     ----------------------------------------------------
                                      Six Months                                 From
                                         Ended                                 Inception
                                        4/30/97     Year Ended October 31,    2/16/94 to
                                      (Unaudited)       1996        1995       10/31/94
                                      ------------  -----------   ---------   -----------
Net asset value, beginning of
  period                                 $8.63          $8.19       $8.13        $9.38
Income from investment operations
 Net investment income                    0.36           0.71        0.72         0.54
 Net realized and unrealized gain
  (loss)                                  0.11           0.45        0.07        (1.25)
                                      ------------  -----------   ---------   -----------
  Total from investment operations        0.47           1.16        0.79        (0.71)
                                      ------------  -----------   ---------   -----------
Less distributions
 Dividends from net investment
  income                                 (0.37)         (0.72)      (0.73)       (0.52)
 Tax return of capital                      --             --          --        (0.02)
                                      ------------  -----------   ---------   -----------
  Total distributions                    (0.37)         (0.72)      (0.73)       (0.54)
                                      ------------  -----------   ---------   -----------
Change in net asset value                 0.10           0.44        0.06        (1.25)
                                      ------------  -----------   ---------   -----------
Net asset value, end of period           $8.73          $8.63       $8.19        $8.13
                                      ============  ===========   =========   ===========
Total return(1)                           5.44%(3)      14.88%      10.44%       (7.67)%(3)
Ratios/supplemental data:
Net assets, end of period
  (thousands)                          $34,781        $25,595     $12,331       $6,056
Ratio to average net assets of:
 Operating expenses                       1.88%(2)       1.92%       1.97%        1.80 %(2)
 Net investment income                    8.26%(2)       8.47%       9.18%        9.12 %(2)
Portfolio turnover                          69%(3)        162%        147%         222 %

(1) Maximum sales load is not reflected in the total return calculation.
(2) Annualized
(3) Not annualized

                       See Notes to Financial Statements

PHOENIX U.S. GOVERNMENT SECURITIES FUND SERIES

INVESTOR PROFILE

  Phoenix U.S. Government Securities Fund SeriesPhoenix U.S. Government Securities Fund is designed for conservative investors seeking current income and conservation of capital. The Fund invests only in obligations issued or guaranteed by the U.S. Government or its agencies.

INVESTMENT ADVISER'S REPORT

  Phoenix U.S. Government Securities Fund Class A shares provided a total return of 1.09% and Class B shares returned 0.71% for the six-month reporting period. These results slightly lagged the general market as measured by the Lehman Brothers Government Bond Index,* which earned 1.32% for the period. All performance figures assume reinvestment of dividends and exclude the effect of sales charges.

  Ongoing confusion about the strength of the economy and the direction of interest rates led to increased volatility in the market. As spreads between Treasuries and mortgage-backed securities widened toward the end of last year, we began adding to our weighting in mortgage-backed securities.

  The Fund is currently about 80% invested in this sector. This major shift from our 10% position last October 31 was the most significant contributor to the Fund's strong relative performance over the last six months.

  Given the current market environment, no one sector of the mortgage market appears more attractive so the portfolio contains both premium and discount securities. Our focus is on identifying issues that are inefficiently priced and provide the highest yield.

OUTLOOK

  The bond market is likely to continue to be quite volatile given the current uncertainty over the strength of the economy and the outlook for inflation. We will continue to monitor yield spreads between Treasuries and agency mortgage-backed issues to determine the best value.

  The Fund's duration will be kept equal to its benchmark to minimize interest rate surprises. As always, we will continue to conservatively manage the Fund, emphasizing those sectors that we believe possess the best risk/reward potential.

* The Lehman Brothers Government Bond Index is composed of all publicly issued, nonconvertible, domestic debt of the U.S. government or any agency, quasi-federal corporations or corporate debt guaranteed by the U.S. government.

                        INVESTMENTS AT APRIL 30, 1997
                                 (Unaudited)

                                  STANDARD    PAR
                                  & POOR'S   VALUE
                                   RATING    (000)        VALUE
                                  --------- --------  --------------
U.S. GOVERNMENT AND AGENCY SECURITIES--88.6%
U.S. Treasury Bonds--3.9%
U.S. Treasury Bonds 7.125%, '23     AAA     $ 7,500   $  7,560,600
                                                        ------------
U.S. Treasury Notes--4.6%
U.S. Treasury Inflation Index
  Notes 3.375%, '07 (f)             AAA       9,000      8,912,185
                                                        ------------
Agency Mortgage-Backed Securities--80.1%
FHLMC 6.75%, '19                    AAA       1,500      1,477,515
FNMA 8%, '97                        AAA      28,500     28,882,969
FNMA 10%, '04                       AAA       3,444      3,629,387
FNMA 8.70%, '16                     AAA         907        928,469
FNMA 6.65%, '17                     AAA       1,500      1,483,338
FNMA 6.50%, '18                     AAA       1,500      1,469,850
FNMA 8.50%, '19                     AAA       1,181      1,185,497
FNMA 6.75%, '19-'22                 AAA       8,442      8,123,263
FNMA 7%, '27 (e)                    AAA      32,120     31,136,657
FNMA 9%, '26-'27                    AAA      17,555     18,392,667
GNMA 8.50%, '01-'27 (e)             AAA      26,734     27,613,575
GNMA 8%, '05-'06                    AAA         152        155,938
GNMA 6.50%, '26                     AAA      31,819     29,910,228
                                                        ------------
                                                       154,389,353
                                                        ------------
TOTAL U.S. GOVERNMENT AND AGENCY SECURITIES
(Identified cost $171,838,925)                         170,862,138
                                                        ------------
MUNICIPAL BONDS--5.5%
Atlanta Downtown Development
  Authority Lease Revenue
  Taxable 6.875%, '21 (g)           AAA       4,800      4,507,344
Chicago Public Building Taxable
  6.25%, '99 (c)                    AAA       2,000      1,990,500
Chicago Public Building Taxable
  6.65%, '01 (c)                    AAA       1,000        997,000
Chicago Public Building Taxable
  7%, '06 (c)                       AAA       2,000      1,993,440

                                 STANDARD     PAR
                                 & POOR'S    VALUE
                                  RATING     (000)          VALUE
                                 ---------  ---------  ----------------
MUNICIPAL BONDS--continued
Chicago Public Building Taxable
  7%, '07                           AAA      $1,050     $  1,037,820
                                                       ---------------
TOTAL MUNICIPAL BONDS
(Identified cost $10,537,202)                             10,526,104
                                                       ---------------
                                             SHARES
                                             --------
PREFERRED STOCKS--5.1%
REITS--5.1%
Home Ownership Funding 2,
  Step-down Pfd. 144A
  13.338% (b) (d)                            10,000        9,799,760
                                                       ---------------
TOTAL PREFERRED STOCKS
(Identified cost $9,959,865)                               9,799,760
                                                       ---------------
TOTAL LONG-TERM INVESTMENTS--99.2%
(Identified cost $192,335,992)                           191,188,002
                                                       ---------------
                                               PAR
                                             VALUE
                                             (000)
                                             --------
SHORT-TERM OBLIGATIONS--15.3%
Federal Agency Securities--15.3%
Federal Home Loan Mortgage Corp. 5.37%,
  5-6-97                                     $10,285      10,277,329
Federal Home Loan Mortgage Corp. 5.37%,
  5-9-97                                      19,275      19,251,998
                                                       ---------------
                                                          29,529,327
                                                       ---------------
TOTAL SHORT-TERM OBLIGATIONS
(Identified cost $29,529,327)                             29,529,327
                                                       ---------------
TOTAL INVESTMENTS--114.5%
(Identified cost $221,865,319)                           220,717,329(a)
Cash and receivables, less
  liabilities--(14.5%)                                   (27,878,122)
                                                       ---------------
NET ASSETS--100.0%                                      $192,839,207
                                                       ===============

(a) Federal Income Tax Information: Net unrealized depreciation of investment securities is comprised of gross appreciation of $478,624 and gross depreciation of $1,691,549 for income tax purposes. At April 30, 1997, the aggregate cost of securities for federal income tax purposes was $221,930,254.

(b) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securites may be resold in transactions exempt from registration, normally to qualified institutional buyers. At April 30, 1997, these securities amounted to a value of $9,799,760 or 5.1% of net assets.

(c) These Series 1996 bonds are fully defeased by U.S. Government Treasury Obligations.

(d) Dividend payments backed by FHLMC ("Freddie Mac").

(e) Includes securities segregated as collateral.

(f) Variable or step coupon bond; interest rate shown reflects the rate currently in effect.

(g) The revenue from this security is backed by the U.S. Government.

                       See Notes to Financial Statements

                     STATEMENT OF ASSETS AND LIABILITIES
                                April 30, 1997
                                 (Unaudited)

Assets
Investment securities at value
 (Identified cost $221,865,319)                               $220,717,329
Cash                                                                 7,334
Receivables
 Interest and dividends                                          1,290,923
 Fund shares sold                                                   61,946
                                                              --------------
  Total assets                                                 222,077,532
                                                              --------------

Liabilities
Payables
 Investment securities purchased                                28,660,313
 Fund shares repurchased                                           311,856
 Investment advisory fee                                            72,148
 Transfer agent fee                                                 65,331
 Distribution fee                                                   43,117
 Financial agent fee                                                 8,221
 Trustees' fee                                                       4,923
Accrued expenses                                                    72,416
                                                              --------------
  Total liabilities                                             29,238,325
                                                              --------------
Net Assets                                                    $192,839,207
                                                              ==============

Net Assets Consist of:
Capital paid in on shares of beneficial interest              $207,113,149
Undistributed net investment income                                576,396
Accumulated net realized loss                                  (13,702,348)
Net unrealized depreciation                                     (1,147,990)
                                                              --------------
Net Assets                                                    $192,839,207
                                                              ==============

Class A
Shares of beneficial interest outstanding, $1 par value,
  unlimited authorization (Net Assets $187,852,623)             20,158,904
Net asset value per share                                            $9.32
Offering price per share $9.32/(1-4.75%)                             $9.78
Class B
Shares of beneficial interest outstanding, $1 par value,
  unlimited authorization (Net Assets $4,986,584)                  536,989
Net asset value and offering price per share                         $9.29



                           STATEMENT OF OPERATIONS
                       SIX MONTHS ENDED APRIL 30, 1997
                                 (Unaudited)


Investment Income
Interest                                                     $ 6,707,645
Dividends                                                         79,560
Security lending                                                  11,829
                                                              ------------
  Total investment income                                      6,799,034
                                                              ------------
Expenses
Investment advisory fee                                          456,945
Distribution fee--Class A                                        247,645
Distribution fee--Class B                                         24,853
Financial agent fee                                               44,303
Transfer agent                                                   172,235
Printing                                                          32,528
Professional                                                      17,255
Registration                                                      15,725
Custodian                                                         10,644
Trustees                                                          10,427
Miscellaneous                                                      8,831
                                                              ------------
  Total expenses                                               1,041,391
                                                              ------------
Net investment income                                          5,757,643
                                                              ------------

Net Realized and Unrealized Gain (Loss) on Investments
Net realized loss on securities                               (2,583,277)
Net change in unrealized appreciation (depreciation) on
  investments                                                 (1,070,423)
                                                              ------------
Net loss on investments                                       (3,653,700)
                                                              ------------
Net increase in net assets resulting from operations         $ 2,103,943
                                                              ============

                       See Notes to Financial Statements

                      STATEMENT OF CHANGES IN NET ASSETS

                                                                              Six Months
                                                                                Ended
                                                                            April 30, 1997     Year Ended
                                                                             (Unaudited)    October 31, 1996
                                                                          ----------------   ----------------
From Operations
 Net investment income                                                       $  5,757,643     $ 12,502,080
 Net realized gain (loss)                                                      (2,583,277)      (2,717,827)
 Net change in unrealized appreciation (depreciation)                          (1,070,423)        (904,425)
                                                                             --------------  ---------------
 Increase in net assets resulting from operations                               2,103,943        8,879,828
                                                                             --------------  ---------------
From Distributions to Shareholders
 Net investment income--Class A                                                (5,324,159)     (11,752,701)
 Net investment income--Class B                                                  (121,211)        (201,921)
                                                                             --------------  ---------------
 Decrease in net assets from distributions to shareholders                     (5,445,370)     (11,954,622)
                                                                             --------------  ---------------
From Share Transactions
Class A
 Proceeds from sales of shares (1,964,728 and 3,190,243 shares,
  respectively)                                                                18,371,773       30,366,623
 Net asset value of shares issued from reinvestment of distributions
  (317,675 and 680,397 shares, respectively)                                    2,984,269        6,412,886
 Cost of shares repurchased (4,141,230 and 6,419,884 shares,
  respectively)                                                               (38,803,358)     (61,087,957)
                                                                             --------------  ---------------
Total                                                                         (17,447,316)     (24,308,448)
                                                                             --------------  ---------------
Class B
 Proceeds from sales of shares (75,850 and 241,903 shares, respectively)          714,621        2,287,444
 Net asset value of shares issued from reinvestment of distributions
  (7,598 and 11,893 shares, respectively)                                          71,169          111,576
 Cost of shares repurchased (62,365 and 119,425 shares, respectively)            (585,233)      (1,122,209)
                                                                             --------------  ---------------
Total                                                                             200,557        1,276,811
                                                                             --------------  ---------------
 Decrease in net assets from share transactions                               (17,246,759)     (23,031,637)
                                                                             --------------  ---------------
 Net decrease in net assets                                                   (20,588,186)     (26,106,431)
Net Assets
 Beginning of period                                                          213,427,393      239,533,824
                                                                             --------------  ---------------
 End of period (including undistributed net investment income of $576,396
  and $264,123, respectively)                                                $192,839,207     $213,427,393
                                                                             ==============  ===============

                       See Notes to Financial Statements

                             FINANCIAL HIGHLIGHTS
   (Selected data for a share outstanding throughout the indicated period)

                                                                      Class A
                                    ----------------------------------------------------------------------------
                                                                     Year Ended October 31,
                                    Six Months
                                       Ended
                                      4/30/97
                                    (Unaudited)     1996         1995         1994         1993         1992
                                   ------------ ------------ ------------ ------------ ------------  ------------
Net asset value, beginning of
  period                                $9.47        $9.60        $8.88        $9.87       $9.91        $9.65
Income from investment operations
 Net investment income                   0.27         0.52         0.55         0.64        0.62(1)      0.65(1)
 Net realized and unrealized gain
  (loss)                                (0.17)       (0.15)        0.72        (1.02)       0.34         0.26
                                     ----------   ----------   ----------   ----------  ----------    ----------
  Total from investment operations       0.10         0.37         1.27        (0.38)       0.96         0.91
                                     ----------   ----------   ----------   ----------  ----------    ----------
Less distributions
 Dividends from net investment
  income                                (0.25)       (0.50)       (0.55)       (0.45)      (0.62)       (0.65)
 Dividends from net realized gains         --           --           --        (0.02)      (0.38)          --
 Tax return of capital                     --           --           --        (0.14)         --           --
                                     ----------   ----------   ----------   ----------  ----------    ----------
  Total distributions                   (0.25)       (0.50)       (0.55)       (0.61)      (1.00)       (0.65)
                                     ----------   ----------   ----------   ----------  ----------    ----------
Change in net asset value               (0.15)       (0.13)        0.72        (0.99)      (0.04)        0.26
                                     ----------   ----------   ----------   ----------  ----------    ----------
Net asset value, end of period          $9.32        $9.47        $9.60        $8.88       $9.87        $9.91
                                     ==========   ==========   ==========   ==========  ==========    ==========
Total return(2)                          1.09%(4)     4.05%       14.81%       (3.98)%     10.18%        9.74%
Ratios/supplemental data:
Net assets, end of period
  (thousands)                        $187,853     $208,552     $235,879     $262,157     $57,072      $40,365
Ratio to average net assets of:
 Operating expenses                      1.01%(3)     1.03%        0.99%        0.98 %      0.75%        0.77%
 Net investment income                   5.69%(3)     5.55%        6.01%        5.92 %      6.19%        6.64%
Portfolio turnover                        119%(4)      379%         178%         101 %       264%         285%

                                                                   Class B
                                            ---------------------------------------------------
                                             Six Months                                From
                                                Ended                                Inception
                                               4/30/97     Year Ended October 31,   2/24/94 to
                                             (Unaudited)     1996         1995       10/31/94
                                            ------------ ------------ ------------  ------------
Net asset value, beginning of period             $9.45       $9.58        $8.86        $9.61
Income from investment operations
 Net investment income                            0.23        0.44         0.48         0.39
 Net realized and unrealized gain (loss)         (0.16)      (0.14)        0.72        (0.75)
                                              ----------   ----------   ----------    ----------
  Total from investment operations                0.07        0.30         1.20        (0.36)
                                              ----------   ----------   ----------    ----------
Less distributions
 Dividends from net investment income            (0.23)      (0.43)       (0.48)       (0.30)
 Dividends from net realized gains                  --          --           --           --
 Tax return of capital                              --          --           --        (0.09)
                                              ----------   ----------   ----------    ----------
  Total distributions                            (0.23)      (0.43)       (0.48)       (0.39)
                                              ----------   ----------   ----------    ----------
Change in net asset value                        (0.16)      (0.13)        0.72        (0.75)
                                              ----------   ----------   ----------    ----------
Net asset value, end of period                   $9.29       $9.45        $9.58        $8.86
                                              ==========   ==========   ==========    ==========
Total return(2)                                   0.71%(4)    3.39%       13.82%       (3.83)%(4)
Ratios/supplemental data:
Net assets, end of period (thousands)           $4,987      $4,875       $3,655       $1,238
Ratio to average net assets of:
 Operating expenses                               1.76%(3)    1.78%        1.73%        2.00 %(3)
 Net investment income                            4.95%(3)    4.79%        5.23%        4.49 %(3)
Portfolio turnover                                 119%(4)     379%         178%         101 %

(1) Includes reimbursement of operating expenses by investment adviser of $0.03 and $0.04, respectively.

(2) Maximum sales load is not reflected in the total return calculation.

(3) Annualized

(4) Not annualized

                       See Notes to Financial Statements
42

PHOENIX MONEY MARKET FUND SERIES

INVESTOR PROFILE

  Phoenix Money Market Fund SeriesPhoenix Money Market Fund is designed for conservative investors seeking high current income with minimal risk of capital.

INVESTMENT ADVISER'S REPORT

  Phoenix Money Market Fund continued to perform well during this six-month reporting period. As of April 30, 1997, current yield was 4.86% for Class A shares and 4.10% for Class B shares. These results are in line with the 4.89% average money market yield as reported in the IBC Donoghue's Money Fund Report.* Current yield is a seven-day annualized yield computed by dividing the average net income earned per share during the seven days preceding the date of calculation by the average daily net asset value per share for the same period, multiplied by 365.

  Ongoing confusion about the strength of the economy has kept money market yields relatively volatile. With new reports of continuing economic strength, investors once again looked for the Federal Reserve to raise interest rates.

  During this time, we kept the Fund's average maturity relatively neutral so that the portfolio would be well-positioned should rates move in either direction. We continued to emphasize high-quality commercial paper and variable-rate instruments to enhance yield. The Fund's average credit quality remains A1/P1.

OUTLOOK

  We anticipate slower U.S. economic growth moving into the second half of 1997. Inflation should remain under control without the need for significant interest rate increases. However, if the economy heats up and inflation is rekindled, the Fed is expected to keep raising short-term interest rates.

  The Fund will continue to emphasize credit quality, focusing on higher yielding issues, such as commercial paper and variable-rate instruments. Given the uncertainty in the market, we will be monitoring any movement in interest rates or shifts in yield spreads to identify attractive trading opportunities.

* The Donoghue Money Fund Average is an average of all major money-market fund yields as reported in the IBC Donoghue's Money Fund Report.

                        INVESTMENTS AT APRIL 30, 1997
                                 (Unaudited)


  Face
  Value                               Interest   Maturity
  (000)     Description                 Rate       Date         Value
 ------------------------             --------- ----------- -------------
U.S. TREASURY NOTES--1.7%
$ 3,500    U.S. Treasury Notes         5.13%     02/28/98    $3,482,181
                                                             -----------
TOTAL U.S. TREASURY NOTES                                     3,482,181
                                                             -----------
FEDERAL AGENCY SECURITIES--8.6%
  4,555    Federal Farm Credit Bank    5.34      05/20/97     4,542,163
  3,000    Federal Home Loan Banks     5.79      07/21/97     3,000,000
  6,500    Federal Home Loan Banks     5.78      07/28/97     6,500,000
  3,500    Federal Home Loan Banks     5.69      11/20/97     3,500,000
                                                             -----------
TOTAL FEDERAL AGENCY SECURITIES                              17,542,163
                                                             -----------

FEDERAL AGENCY SECURITIES--VARIABLE--18.0% (b)
                                                  Reset
                                                  Date
                                               -----------
10,500   Federal Farm Credit
           Bank (final maturity
           07/24/00)                   5.79      05/01/97    10,503,828
 1,000   Student Loan Marketing
           Assoc. (final
           maturity 10/14/97)          5.53      05/06/97       997,812
 1,000   Student Loan Marketing
           Assoc. (final
           maturity 11/24/97)          5.53      05/06/97     1,000,000
 3,500   Student Loan Marketing
           Assoc. (final
           maturity 11/10/97)          5.55      05/06/97     3,497,174
 2,000   Student Loan Marketing
           Assoc. (final
           maturity 02/22/99)          5.56      05/06/97     2,000,000
 5,000   Student Loan Marketing
           Assoc. (final
           maturity 02/08/99)          5.57      05/06/97     5,000,000
 3,000   Student Loan Marketing
           Assoc. (final
           maturity 03/07/01)          5.62      05/06/97     3,000,000
 3,500   Student Loan Marketing
           Assoc. (final
           maturity 10/30/97)          5.71      05/06/97     3,500,964
 4,500   Federal Farm Credit
           Bank (final maturity
           04/01/99)                   5.61      06/01/97     4,500,000
 3,000   Federal National
           Mortgage Assoc.
           (final maturity
           12/14/98)                   5.42      06/14/97     2,997,327
                                                            -----------
TOTAL FEDERAL AGENCY SECURITIES--VARIABLE                    36,997,105
                                                            -----------

  Face                            Standard
  Value                           & Poor's   Interest   Maturity
  (000)        Description         Rating      Rate       Date         Value
 -------- ----------------------  ---------  --------------------  -------------
COMMERCIAL PAPER--70.2%
$4,000   Potomac Electric Power
           Co.                     A-1        5.50%     05/01/97     $4,000,000
   695   Corporate Asset
           Funding Co., Inc.       A-1+       5.55      05/02/97        694,893
 3,300   Gannett Co.               A-1        5.55      05/05/97      3,297,965
 8,000   Vermont American Corp.    A-1+       5.52      05/05/97      7,995,093
   250   Abbott Laboratories       A-1+       5.50      05/06/97        249,809
 6,840   Allied Signal, Inc.       A-1        5.50      05/06/97      6,834,775
 1,000   Corporate Asset
           Funding Co., Inc.       A-1+       5.54      05/07/97        999,077
 2,500   Goldman Sachs & Co.       A-1+       5.50      05/07/97      2,497,688
 1,580   Anheuser-Busch Cos.,
           Inc.                    A-1+       5.48      05/09/97      1,578,076
 3,350   Corporate Receivables
           Corp.                   A-1        5.62      05/09/97      3,345,816
 4,500   Donnelley (R.R.) &
           Sons Co.                A-1        5.53      05/12/97      4,492,396
 5,500   Greenwich Funding
           Corp.                   A-1+       5.37      05/13/97      5,490,155
 4,220   Pfizer, Inc.              A-1+       5.50      05/14/97      4,211,619
 1,300   CXC, Inc.                 A-1+       5.35      05/15/97      1,297,295
 4,500   Goldman Sachs & Co.       A-1+       5.55      05/15/97      4,490,288
 3,985   Corporate Asset
           Funding Co., Inc.       A-1+       5.55      05/16/97      3,975,170
 2,500   McKenna Triangle
           National Corp.          A-1+       5.52      05/16/97      2,494,250
   545   Pitney Bowes Credit
           Corp.                   A-1+       5.50      05/17/97        543,918
 4,625   Donnelly (R.R.) & Sons
           Co.                     A-1        5.50      05/19/97      4,612,281
 3,500   Private Export Funding
           Corp.                   A-1+       5.52      05/19/97      3,490,340
   800   Warner-Lambert Co.        A-1+       5.50      05/20/97        797,678
 6,440   General RE Corp.          A-1+       5.53      05/21/97      6,419,710
 5,000   Greenwich Funding
           Corp.                   A-1+       5.53      05/22/97      4,983,871
 2,675   General RE Corp.          A-1+       5.50      05/23/97      2,666,009
 4,785   Pitney Bowes Credit
           Corp.                   A-1+       5.50      05/23/97      4,768,917
 5,000   Receivables Capital
           Corp.                   A-1+       5.55      05/27/97      4,979,958

                       See Notes to Financial Statements
44

  Face                            Standard
  Value                           & Poor's   Interest   Maturity
  (000)        Description         Rating      Rate       Date         Value
 -------- ----------------------  ---------  --------------------  -------------
COMMERCIAL PAPER--continued
$3,040   Southwestern Bell
           Telephone Co.           A-1+       5.50%     05/27/97   $3,027,924
 2,500   Gannett Co.               A-1        5.50      05/28/97    2,489,687
 5,000   General Electric
           Capital Corp.           A-1+       5.52      05/28/97    5,000,000
 1,560   Enterprise Funding
           Corp.                   A-1+       5.55      05/29/97    1,553,266
 3,035   Minnesota Mining &
           Manufacturing Co.       A-1+       5.50      05/29/97    3,022,017
   920   Goldman Sachs & Co.       A-1+       5.50      05/30/97      915,924
 3,000   Merrill Lynch & Co.,
           Inc.                    A-1+       5.56      05/30/97    2,986,563
 3,645   Exxon Imperial U.S.,
           Inc.                    A-1+       5.50      06/03/97    3,626,623
 2,500   General RE Corp.          A-1+       5.50      06/05/97    2,486,510
 3,876   McKenna Triangle
           National Corp.          A-1+       5.56      06/06/97    3,854,450
 2,000   Receivables Capital
           Corp.                   A-1+       5.58      06/09/97    1,987,910
 1,350   Ciesco L.P.               A-1+       5.60      06/16/97    1,340,340
 1,500   Preferred Receivables
           Funding Corp.           A-1        5.32      06/16/97    1,489,803
 2,240   Receivables Capital
           Corp.                   A-1+       5.43      06/16/97    2,224,458
$  394   Receivables Capital
           Corp.                   A-1+       5.60%     06/16/97    $ 391,181
 3,000   Preferred Receivables
           Funding Corp.           A-1        5.35      06/19/97    2,978,154
 2,025   Preferred Receivables
           Funding Corp.           A-1        5.65      07/09/97    2,003,071
 2,580   Beta Finance, Inc.        A-1+       5.30      08/26/97    2,535,559
 4,000   Cargill, Inc.             A-1+       5.38      09/03/97    3,925,278
 1,500   Corporate Asset
           Funding Co., Inc.       A-1+       5.75      10/08/97    1,461,667
   500   Preferred Receivables
           Funding Corp.           A-1        5.80      11/03/97      485,017
 3,000   Corporate Receivables
           Corp.                   A-1        5.35      11/14/97    2,912,171
                                                                 ------------
TOTAL COMMERCIAL PAPER                                            143,904,620
                                                                 ------------
MEDIUM-TERM NOTES--2.0%
 4,000   Beta Finance, Inc.        A-1+       5.80      08/14/97    4,000,000
                                                                 ------------
TOTAL MEDIUM-TERM NOTES                                             4,000,000
                                                                 ------------
TOTAL INVESTMENTS--100.5%
 (Identified cost $205,926,069)                                   205,926,069(a)
 Cash and receivables, less liabilities--(0.5%)                      (948,277)
                                                                 ------------
NET ASSETS--100.0%                                               $204,977,792
                                                                 ============

(a) Federal Income Tax Information: At April 30, 1997, the aggregate cost of securities was the same for book and tax purposes.
(b) Variable rate demand note. The interest rates shown reflect the rate currently in effect.

                        See Notes to Financial Statements

                     STATEMENT OF ASSETS AND LIABILITIES
                                APRIL 30, 1997
                                 (Unaudited)

Assets
Investment securities at value
  (Identified cost $205,926,069)                              $205,926,069
Cash                                                               326,792
Receivables
 Fund shares sold                                                  957,019
 Interest                                                          546,444
                                                              --------------
  Total assets                                                 207,756,324
                                                              --------------

Liabilities
Payables
 Fund shares repurchased                                         2,376,578
 Dividend distributions                                            166,135
 Investment advisory fee                                            76,029
 Transfer agent fee                                                 67,162
 Financial agent fee                                                 9,411
 Distribution fee                                                    8,413
 Trustees' fee                                                       5,003
Accrued expenses                                                    69,801
                                                              --------------
  Total liabilities                                              2,778,532
                                                              --------------
Net Assets                                                    $204,977,792
                                                              ==============

Net Assets Consist of:
Capital paid in on shares of beneficial interest              $204,977,792
                                                              --------------
Net Assets                                                    $204,977,792
                                                              ==============
Class A
Shares of beneficial interest outstanding, $1 par value,
  unlimited authorization (Net Assets $192,682,679)            192,682,679

Net asset value and offering price per share                         $1.00

Class B
Shares of beneficial interest outstanding, $1 par value,
  unlimited authorization (Net Assets $12,295,113)              12,295,113

Net asset value and offering price per share                         $1.00

                           STATEMENT OF OPERATIONS
                       SIX MONTHS ENDED APRIL 30, 1997
                                 (Unaudited)


Investment Income
Interest                                                        $5,423,424
                                                               -----------
  Total investment income                                        5,423,424
                                                               -----------
Expenses
Investment advisory fee                                            396,741
Distribution fee--Class B                                           39,813
Financial agent fee                                                 43,549
Transfer agent fee                                                 247,627
Registration                                                        36,630
Printing                                                            33,692
Professional                                                        16,533
Custodian                                                           14,025
Trustees                                                            10,429
Miscellaneous                                                        1,231
                                                               -----------
  Total expenses                                                   840,270
                                                               -----------
Net investment income                                           $4,583,154
                                                               ===========


                       See Notes to Financial Statements

STATEMENT OF CHANGES IN NET ASSETS

                                                                             Six Months
                                                                                Ended
                                                                           April 30, 1997      Year Ended
                                                                             (Unaudited)    October 31, 1996
                                                                          ---------------   -----------------
From Operations
 Net investment income                                                      $   4,583,154   $     9,418,637
                                                                             -------------  ----------------
From Distributions to Shareholders
 Net investment income--Class A                                                (4,374,776)       (9,064,115)
 Net investment income--Class B                                                  (208,378)         (354,522)
                                                                             -------------  ----------------
 Decrease in net assets from distributions to shareholders                     (4,583,154)       (9,418,637)
                                                                             -------------  ----------------
From Share Transactions
Class A
 Proceeds from sales of shares (394,042,717 and 1,212,801,272 shares,
  respectively)                                                               394,042,717     1,212,801,272
 Net asset value of shares issued from reinvestment of distributions
  (3,946,720 and 8,374,618 shares, respectively)                                3,946,720         8,374,618
 Cost of shares repurchased (398,166,165 and 1,221,850,524 shares,
  respectively)                                                              (398,166,165)   (1,221,850,524)
                                                                             -------------  ----------------
Total                                                                            (176,728)         (674,634)
                                                                             -------------  ----------------
Class B
 Proceeds from sales of shares (16,979,691 and 16,991,839 shares,
  respectively)                                                                16,979,691        16,991,839
 Net asset value of shares issued from reinvestment of distributions
  (162,287 and 281,654 shares, respectively)                                      162,287           281,654
 Cost of shares repurchased (15,069,402 and 15,556,837 shares,
  respectively)                                                               (15,069,402)      (15,556,837)
                                                                             -------------  ----------------
Total                                                                           2,072,576         1,716,656
                                                                             -------------  ----------------
 Increase in net assets from share transactions                                 1,895,848         1,042,022
                                                                             -------------  ----------------
 Net increase in net assets                                                     1,895,848         1,042,022
Net Assets
 Beginning of period                                                          203,081,944       202,039,922
                                                                             -------------  ----------------
 End of period                                                              $ 204,977,792   $   203,081,944
                                                                             =============  ================

                       See Notes to Financial Statements
47

                             FINANCIAL HIGHLIGHTS
(Selected data for a share outstanding throughout the indicated period)

                                                                     Class A
                                   ----------------------------------------------------------------------------
                                                                    Year Ended October 31,
                                   Six Months
                                     Ended
                                    4/30/97
                                  (Unaudited)      1996         1995        1994         1993         1992
                                  ------------ ------------ ------------------------ ------------  ------------
Net asset value, beginning of
  period                               $1.00        $1.00        $1.00       $1.00        $1.00        $1.00
Income from investment
  operations
 Net investment income                 0.023        0.047        0.053       0.032        0.025(1)     0.035(1)
                                   ----------   ----------   ----------   ----------   ----------    ----------
  Total from investment
  operations                           0.023        0.047        0.053       0.032        0.025        0.035
                                   ----------   ----------   ----------   ----------   ----------    ----------
Less distributions
 Dividends from net investment
  income                              (0.023)      (0.047)      (0.053)     (0.032)      (0.025)      (0.035)
                                   ----------   ----------   ----------   ----------   ----------    ----------
Change in net asset value                 --           --           --          --           --           --
                                   ----------   ----------   ----------   ----------   ----------    ----------
Net asset value, end of period         $1.00        $1.00        $1.00       $1.00        $1.00        $1.00
                                   ==========   ==========   ==========   ==========   ==========    ==========
Total return                            2.31%(3)     4.67%        5.32%       3.20%        2.50%        3.50%
Ratios/supplemental data:
Net assets, end of period
  (thousands)                       $192,683     $192,859     $193,534    $196,566     $170,334     $180,786
Ratio to average net assets of:
 Operating expenses                     0.81%(2)     0.84%        0.71%       0.85%        0.85%        0.85%
 Net investment income                  4.66%(2)     4.68%        5.31%       3.19%        2.53%        3.50%

                                                            Class B
                                     ---------------------------------------------------
                                      Six Months                                From
                                         Ended                                Inception
                                        4/30/97     Year Ended October 31,   7/15/94 to
                                      (Unaudited)     1996         1995       10/31/94
                                     ------------ ------------ ------------  ------------
Net asset value, beginning of period      $1.00        $1.00       $1.00        $1.00
Income from investment operations
 Net investment income                    0.019        0.039       0.046        0.007
                                       ----------   ----------   ----------    ----------
  Total from investment operations        0.019        0.039       0.046        0.007
                                       ----------   ----------   ----------    ----------
Less distributions
 Dividends from net investment
  income                                 (0.019)      (0.039)     (0.046)      (0.007)
                                       ----------   ----------   ----------    ----------
Change in net asset value                    --           --          --           --
                                       ----------   ----------   ----------    ----------
Net asset value, end of period            $1.00        $1.00       $1.00        $1.00
                                       ==========   ==========   ==========    ==========
Total return                               1.94%(3)     3.93%       4.63%        0.70%(3)
Ratios/supplemental data:
Net assets, end of period
  (thousands)                           $12,295      $10,223      $8,506       $2,086
Ratio to average net assets of:
 Operating expenses                        1.56%(2)     1.59%       1.44%        1.60%(2)
 Net investment income                     3.93%(2)     3.92%       4.62%        3.46%(2)

(1) Includes reimbursement of operating expenses by investment adviser of $0.0001 and $0.001, respectively.
(2) Annualized
(3) Not annualized

                       See Notes to Financial Statements
48

PHOENIX SERIES FUND
NOTES TO FINANCIAL STATEMENTS
April 30, 1997 (Unaudited)

NOTE 1. SIGNIFICANT ACCOUNTING POLICIES

     Phoenix Series Fund (the "Trust") is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. Each Series has distinct investment objectives. The Balanced Fund Series seeks to provide reasonable income, long-term capital growth and conservation of capital. The Convertible Fund Series seeks as its investment objectives income and the potential for capital appreciation; these objectives are to be considered as relatively equal. The Growth Fund Series seeks long-term appreciation of capital. The Aggressive Growth Fund Series seeks appreciation of capital through the use of aggressive investment techniques. The High Yield Fund Series seeks to provide high current income. The U.S. Government Securities Fund Series seeks a high level of current income by investing in U.S. Government guaranteed or backed securities. The Money Market Fund Series seeks to provide as high a level of current income consistent with capital preservation and liquidity.

     Each Series offers both Class A and Class B shares. Class A shares are sold with a front-end sales charge of up to 4.75%. Class B shares are sold with a contingent deferred sales charge which declines from 5% to zero depending on the period of time the shares are held. Both classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that each class bears different distribution expenses and has exclusive voting rights with respect to its distribution plan. Income and expenses of each Series are borne pro rata by the holders of both classes of shares, except that each class bears distribution expenses unique to that class.

     The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets, liabilities, revenues and expenses. Actual results could differ from those estimates.

A. Security valuation:

     Equity securities are valued at the last sale price, or if there had been no sale that day, at the last bid price. Debt securities are valued on the basis of broker quotations or valuations provided by a pricing service which utilizes information with respect to recent sales, market transactions in comparable securities, quotations from dealers, and various relationships between securities in determining value. Short- term investments having a remaining maturity of 60 days or less are valued at amortized cost which approximates market. All other securities and assets are valued at their fair value as determined in good faith by or under the direction of the Trustees.

     The Money Market Fund Series uses the amortized cost method of security valuation which, in the opinion of the Trustees, represents the fair value of the particular security. The Trustees monitor the deviations between the classes' net asset value per share as determined by using available market quotations and its amortized cost per share. If the deviation exceeds 1/2 of 1%, the Board of Trustees will consider what action, if any, should be initiated to provide a fair valuation. This valuation procedure allows each class of the Series to maintain a constant net asset value of $1 per share.

B. Security transactions and related income:

     Security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, in the case of certain foreign securities, as soon as the Series is notified. Interest income is recorded on the accrual basis. The Trust does not amortize premiums except for the Money Market Fund Series, but does amortize discounts using the effective interest method. Realized gains and losses are determined on the identified cost basis.

C. Income taxes:

     Each of the Series is treated as a separate taxable entity. It is the policy of each Series in the Trust to comply with the requirements of the Internal Revenue Code (the Code), applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. In addition, each Series intends to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code. Therefore, no provision for federal income taxes or excise taxes has been made.

D. Distributions to shareholders:

     Distributions are recorded by each Series on the ex- dividend date. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences include the treatment of non-taxable dividends, expiring capital loss carryforwards, foreign currency gain/loss, partnerships, and losses deferred due to wash sales and excise tax regulations. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital.


E. Foreign currency translation:

     Foreign securities, other assets and liabilities are valued using the foreign currency exchange rate effective at the end of the reporting period. Cost of investments is translated at the

PHOENIX SERIES FUND
NOTES TO FINANCIAL STATEMENTS
April 30, 1997 (Unaudited) (Continued)

currency exchange rate effective at the trade date. The gain or loss resulting from a change in currency exchange rates between the trade and settlement dates of a portfolio transaction is treated as a gain or loss on foreign currency. Likewise, the gain or loss resulting from a change in currency exchange rates, between the date income is accrued and paid, is treated as a gain or loss on foreign currency. The Trust does not separate that portion of the results of operations arising from changes in exchange rates and that portion arising from changes in the market prices of securities.


F. Forward currency contracts:

     Each of the Series, except U.S. Government Securities Fund Series and Money Market Fund Series, may enter into forward currency contracts in conjunction with the planned purchase or sale of foreign denominated securities in order to hedge the U.S. dollar cost or proceeds. Forward currency contracts involve, to varying degrees, elements of market risk in excess of the amount recognized in the statement of assets and liabilities. Risks arise from the possible movements in foreign exchange rates or if the counterparty does not perform under the contract.

     A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded directly between currency traders and their customers. The contract is marked-to-market daily and the change in market value is recorded by each Series as an unrealized gain (or loss). When the contract is closed, the Series records a realized gain (or loss) equal to the change in the value of the contract when it was opened and the value at the time it was closed.


G. Security lending:

     The Trust loans securities to qualified brokers through an agreement with State Street Bank & Trust (the Custodian). Under the terms of the agreement, the Trust receives collateral with a market value not less than 100% of the market value of loaned securities. Collateral is adjusted daily in connection with changes in the market value of securities on loan. Collateral consists of cash, securities issued or guaranteed by the U.S. Government or its agencies and the sovereign debt of foreign countries. Interest earned on the collateral and premiums paid by the borrower are recorded as income by the Trust net of fees charged by the Custodian for its services in connection with this securities lending program. Lending portfolio securities involves a risk of delay in the recovery of the loaned securities or in the foreclosure on collateral. At April 30, 1997, the Trust had the following amounts of security loans:

                                                     Value of
                                      Value of       Securities
                                     Collateral       on Loan
                                     -------------   ------------
Balanced Fund Series  ............   $25,177,071     $24,788,713
Convertible Fund Series  .........     5,561,700       5,238,388
Growth Fund Series    ............    33,458,538      32,661,026
Aggressive Growth Fund Series   .     12,476,285      12,231,807

H. Expenses:

     Expenses incurred by the Trust with respect to any two or more Series are allocated in proportion to the net assets of each Series, except where allocation of direct expense to each Series or an alternative allocation method can be more fairly made.

I. Options:

     Each Series may purchase put or call options on securities and securities indices and foreign currencies for the purpose of hedging against changes in the market value of the underlying securities or foreign currencies. The Series pays a premium which is included in the Series' Schedule of Investments and subsequently marked to market to reflect the current value of the option. The risk associated with purchasing put and call options is limited to the premium paid.

J. When-Issued and Delayed Delivery Transactions:

     Each Series may engage in when-issued or delayed delivery transactions. The Series record when-issued securities on the trade date and maintain collateral for the securities purchased. Securities purchased on a when-issued or delayed delivery basis begin earning interest on the settlement date.


NOTE 2. INVESTMENT ADVISORY FEE AND RELATED PARTY TRANSACTIONS

     As compensation for its services to the Trust, the Adviser, Phoenix Investment Counsel, Inc., an indirect majority-owned subsidiary of Phoenix Home Life Mutual Insurance Company ("PHL"), is entitled to a fee based upon the following annual rates as a percentage of the average daily net assets of each separate Series:


                                              1st $1     $1-2      $2+
Series                                       Billion   Billion   Billion
-------------------------------------------- --------- --------- --------
Growth Fund Series  ........................  0.70%     0.65%     0.60%
Aggressive Growth Fund Series   ............  0.70%     0.65%     0.60%
Convertible Fund Series   ..................  0.65%     0.60%     0.55%
High Yield Fund Series    ..................  0.65%     0.60%     0.55%
Balanced Fund Series   .....................  0.55%     0.50%     0.45%
U.S. Government Securities Fund Series   .    0.45%     0.40%     0.35%
Money Market Fund Series  ..................  0.40%     0.35%     0.30%

PHOENIX SERIES FUND
NOTES TO FINANCIAL STATEMENTS
April 30, 1997 (Unaudited) (Continued)

     The Adviser has agreed to assume expenses and reduce the advisory fee for the benefit of the Money Market Fund Series to the extent that total expenses (excluding interest, taxes, brokerage fees and commissions and extraordinary expenses) exceed 0.85% for Class A shares and 1.60% for Class B shares of the average of the aggregate daily net asset value.
     Phoenix Equity Planning Corporation (PEPCO), an indirect majority-owned subsidiary of PHL, which serves as the national distributor of the Trust's shares, has advised the Fund that it retained selling commissions of $286,658 for Class A shares and deferred sales charges of $196,333 for Class B shares, for the six months ended April 30, 1997. In addition, each Series except the Money Market Fund Series pays PEPCO a distribution fee of an annual rate of 0.25% for Class A shares and 1.00% for Class B shares applied to the average daily net assets of each Series; the distribution fee for the Money Market Fund Series is 0% and 0.75% for Class A and Class B, respectively. The distributor has advised the Series that of the total amount expensed for the six months ended April 30, 1997, $1,390,447 was earned by the Distributor and $5,878,816 was earned by unaffiliated participants.
     As Financial Agent of the Fund, PEPCO received a fee for bookkeeping, administration, and pricing services at an annual rate of 0.03% of the average daily net assets of the Fund through December 31, 1996, and starting on January 1, 1997, at an annual rate of 0.05% of average daily net assets up to $100 million, 0.04% of average daily net assets of $100 million to $300 million, 0.03% of average daily net assets of $300 million through $500 million, and 0.015% of average daily net assets greater than $500 million; a minimum fee may apply. PEPCO serves as the Funds' Transfer Agent with State Street Bank and Trust Company as sub-transfer agent. For the six months ended April 30, 1997, transfer agent fees were $4,580,378 of which PEPCO retained $1,807,307 which is net of fees paid to State Street.
     At April 30, 1997, PHL and affiliates held Phoenix Series Fund shares which aggregated the following:

                                                                     Aggregate
                                                                     Net Asset
                                                          Shares       Value
                                                        ----------- -----------
Aggressive Growth Fund Series Class B   ...............    11,387   $ 153,727
High Yield Fund Series Class A ........................       379       3,301
U.S. Government Securities Fund Series Class A   ......       290       2,702
Money Market Fund Series Class A  ..................... 9,405,480   9,405,480

NOTE 3. PURCHASE AND SALE OF SECURITIES

     Purchases and sales of securities during the six months ended April 30, 1997 (excluding U.S. Government and agency securities and short-term securities) aggregated the following:


                                    Purchases         Sales
                                 ---------------- ---------------
Balanced Fund Series   ......... $1,171,430,373   $1,368,305,363
Convertible Fund Series   ......    116,272,297      168,995,914
Growth Fund Series  ............  1,908,048,531    2,047,521,095
Aggressive Growth Fund Series       682,128,639      701,048,023
High Yield Fund Series    ......    343,401,731      338,486,090
U.S. Government Securities
  Fund Series    ...............     10,024,800           64,935

     Purchases and sales of U.S. Government and agency securities during the six months ended April 30, 1997, aggregated the following:


                                   Purchases         Sales
                                  --------------   -------------
Balanced Fund Series  .........   $743,047,899     $908,044,597
High Yield Fund Series   ......     24,198,711       29,813,672
U.S. Government Securities
  Fund Series   ...............    227,212,279      234,201,228

NOTE 4. CAPITAL LOSS CARRYOVERS

     Certain funds had capital loss carryforwards which may be used to offset future capital gains.


                                       U.S.
                                    Government
Expiration        High Yield        Securities
Date              Fund Series       Fund Series
---------------   --------------   ------------
1997  .........     $177,036,784     $13,922,859
1998  .........       66,472,552       1,816,304
2002  .........       14,103,053       8,684,579
2003  .........       46,929,335              --
2004  .........               --       2,433,827
                   -------------    ------------
 Total   ......     $304,541,724     $26,857,569
                   =============    ============

WHAT IS THE PHOENIX SERIES FUND?

     Phoenix Series Fund is your investment for a lifetime! Consisting of seven individual portfolios, each with a separate investment objective, the Series Fund is a mutual fund designed to provide you with convenience and flexibility in making your investment decisions. As your personal financial needs change, you can easily redirect your investment to a more suitable portfolio within the Series Fund.

WHO MANAGES MY FUND?

     Phoenix Investment Counsel, Inc. provides skilled and professional management services, including investment selection and portfolio supervision.

WHY ARE THERE SEVEN FUNDS?

     We have designed seven separate funds, each with different investment objectives, in order to meet a variety of investment goals.

     Phoenix Balanced Fund Series seeks as its investment objectives reasonable income, long-term capital growth and conservation of capital.

     Phoenix Convertible Fund Series seeks as its investment objectives income and the potential for capital appreciation; these objectives are to be considered relatively equal.

     Phoenix Growth Fund Series seeks as its investment objective long-term appreciation of capital. Since income is not an objective, any income generated by the investment of this Series' assets will be incidental to its objective.

     Phoenix Aggressive Growth Fund Series seeks as its investment objective appreciation of capital through the use of aggressive investment techniques.

     Phoenix High Yield Fund Series seeks as its investment objective high current income. Capital growth is a secondary objective which will also be considered when consistent with the primary objective of high current income.

     Phoenix U.S. Government Securities Fund Series seeks as its investment objective a high level of current income consistent with safety of principal.

     Phoenix Money Market Fund Series seeks as its investment objective as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity.

WHAT IF MY FINANCIAL NEEDS CHANGE?

     Just call us. At your request, the value of shares in any account can be exchanged toward the purchase of shares of any other fund within the Series Fund by using the Exchange Privilege.

HOW DOES THE EXCHANGE PRIVILEGE WORK?

     Our Exchange Privilege offers the flexibility needed to assure the most suitable portfolio throughout your lifetime. At any time you may redirect some or all of your present holdings into another fund in the Series Fund which better serves your needs. Just call us with the details. We'll process the exchange free of charge. The toll-free number to call with your exchange request is 800-367-5877. The exchange privilege may be modified or terminated, as noted in the prospectus.


HOW DO I MAKE ADDITIONAL INVESTMENTS?

     Send your check directly to State Street Bank and Trust Company, P.O. Box 8301, Boston, MA 02266-8301. Please include either the bottom section of your confirmation statement or a simple letter of instruction.


CAN I MAKE AUTOMATIC MONTHLY INVESTMENTS?

     You may authorize automatic monthly investments for as little as $25 to be made directly from your personal checking account. An application is available from the Series Fund.


CAN I ESTABLISH AN INDIVIDUAL RETIREMENT ACCOUNT (IRA) WITH PHOENIX SERIES
FUND?

     Yes! The Phoenix Series Fund is an appropriate investment vehicle for qualified retirement plans including IRAs, Keoghs, Pension and Profit Sharing Plans.


HOW DO I ESTABLISH AN IRA?

     Just call us. We'll send you our EASY IRA KIT which includes an IRA application and other required documents.


HOW MUCH CAN I INVEST INTO AN IRA?

     Individuals may invest up to $2,000 or 100% of earned income, whichever is less. If you have an unemployed spouse, the maximum contribution could increase to $4,000. Please refer to the Phoenix EASY IRA KIT for clarification.


WHAT ARE THE TAX ADVANTAGES OF ESTABLISHING AN IRA?

     Individuals who meet the deductibility requirements may deduct their yearly IRA contributions from their taxable income, and thus, pay less tax. Additionally, the account's earnings still accumulate tax-free until you withdraw your money at retirement.


WHO CAN ANSWER MY QUESTIONS?

     Most questions can be answered by our Customer Service Department. We are equipped with computer terminals which allow quick and easy access to information on your account. In most cases, your questions can be answered by calling us toll-free at 800-243-1574.

PHOENIX SERIES FUND
101 Munson Street
Greenfield, Massachusetts 01301

Trustees
C. Duane Blinn
Robert Chesek
E. Virgil Conway
Harry Dalzell-Payne
Francis E. Jeffries
Leroy Keith, Jr.
Philip R. McLoughlin
Everett L. Morris
James M. Oates
Calvin J. Pedersen
Philip R. Reynolds
Herbert Roth, Jr.
Richard E. Segerson
Lowell P. Weicker, Jr.

Officers
Philip R. McLoughlin, President
Michael E. Haylon, Executive Vice President
David R. Pepin, Executive Vice President
William J. Newman, Senior Vice President
Michael K. Arends, Vice President
Curtiss O. Barrows, Vice President
John M. Hamlin, Vice President
Van Harissis, Vice President
William C. Keen, III, Vice President
Christopher J. Kelleher, Vice President
William R. Moyer, Vice President
C. Edwin Riley, Jr., Vice President
Amy L. Robinson, Vice President
Leonard J. Saltiel, Vice President
Dorothy J. Skaret, Vice President
Nancy G. Curtiss, Treasurer
G. Jeffrey Bohne, Secretary

Investment Adviser
Phoenix Investment Counsel, Inc.
56 Prospect Street
Hartford, Connecticut 06115-0480

Principal Underwriter
Phoenix Equity Planning Corporation
100 Bright Meadow Boulevard
P.O. Box 2200
Enfield, Connecticut 06083-2200

Transfer Agent
Phoenix Equity Planning Corporation
100 Bright Meadow Boulevard
P.O. Box 2200
Enfield, CT 06083-2200

Custodian
State Street Bank and Trust Company
P.O. Box 351
Boston, Massachusetts 02101


 This report is not authorized for distribution to prospective investors in the Phoenix Series Fund unless preceded or accompanied by an effective Prospectus which includes information concerning the sales charge, Fund's record and other pertinent information.

Phoenix Series Fund
PO Box 2200
Enfield CT 06083-2200

BULK RATE MAIL
U.S. POSTAGE
PAID
SPRINGFIELD, MA
PERMIT NO. 444

[PHOENIX DUFF & PHELPS LOGO]

PDP 395 (6/97)